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                                                                  Exhibit 4.1


                                    JUNIOR SUBORDINATED DEBT SECURITIES
                           INDENTURE, dated as of June 6, 1997, between NATIONAL CITY CORPORATION, a corporation (hereinafter called the "Company") having its principal office at 1900 East Ninth Street, Cleveland, Ohio 44114-3484 and THE BANK OF NEW YORK, a New York banking corporation, as Trustee (hereinafter called the "Trustee").

                             RECITALS OF THE COMPANY

          The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of up to $515,464,000 of its debt securities in series (hereinafter called the "Securities") of substan-tially the tenor hereinafter provided, including, without limitation, Securities issued to evidence loans made to the Company of the proceeds from the issuance from time to time by one or more business trusts (each a "National City Capital Trust" and, collectively, the "National City Capital Trusts") of preferred trust interests in such National City Capital Trusts (the "Capital Securities") and common interests in such National City Capital Trusts (the "Common Securities" and, collectively with the Capital Securities, the "Trust Securities"), and to provide the terms and conditions upon which the Securities are to be authenti-cated, issued and delivered.

          NOW THEREFORE, THIS INDENTURE WITNESSETH: For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof, as follows:

                                    ARTICLE I

             Definitions and Other Provisions of General Application
             -------------------------------------------------------

                  SECTION 1.01. DEFINITIONS. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) The terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular.
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                  (2) All other terms used herein which are defined in the Trust
Indenture Act, either directly or by reference therein, have the meanings assigned to them therein.

                  (3) All accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles which are generally accepted at the date or time of such computation, PROVIDED, that when two or more principles are so generally accepted, it shall mean that set of principles consistent with those in use by the Company.

                  (4) The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                  "Act", when used with respect to any Holder, has the meaning specified in Section 1.04.

                  "Additional Interest" means the interest, if any, that shall accrue on any interest on the Securities of any series the payment of which has not been made on the applicable Interest Payment Date and which shall accrue at the rate per annum specified or determined as specified in any Officers' Certificate or supplemental Indenture delivered pursuant to Section 3.01 of the Indenture.

                  "Additional Sums" has the meaning specified in Section 10.06.

                  "Administrative Action" has the meaning specified in the definition of "Tax Event" in this Section 1.01.

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person; PROVIDED, HOWEVER, that an Affiliate of the Company shall not be deemed to include any National City Capital Trust to which Securities have been issued. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

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                  "Agent Member" means any member of, or participant in, the
Depositary.

                  "Amended and Restated Declaration of Trust" for each series of Securities has the meaning specified in the Officers' Certificate or supplemental Indenture for such series delivered pursuant to Section 3.01 of this Indenture.

                  "Applicable Rate" has the meaning specified in Section 2.02.

                  "Auction Agent" means The Bank of New York or any successor.

                  "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 6.14 to act on behalf of the Trustee to authenticate Securities of one or more series.

                  "Available Capital Securities" has the meaning specified in
Section 3.11(c).

                  "Bid" means an Order (i) indicating the Liquidation Amount of Outstanding Capital Securities (or, if a Distribution Event shall have occurred, the principal amount of Outstanding Securities), if any, that an Existing Holder desires to continue to hold if the Applicable Rate on and after the Rate Reset Date is not less than the rate per annum specified by such Existing Holder or
(ii) indicating the Liquidation Amount of Outstanding Capital Securities (or, if a Distribution Event shall have occurred, the principal amount of Outstanding Securities), if any, that a Potential Holder desires to purchase if the Applicable Rate on and after the Rate Reset Date is not less than the rate per annum specified by such Potential Holder.

                  "Board of Directors" means either the board of directors of the Company or any committee of that board duly authorized to act hereunder.

                  "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors, or such committee of the Board of Directors or officers of the Company to which authority to act on behalf of the Board of Directors has been delegated, and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "Business Day" means any day other than (i) a Saturday or Sunday, (ii) a day on which banking institutions
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in The City of New York are authorized or required by law or executive order to remain closed, or (iii) a day on which the Corporate Trust Office of the Trustee, or, with respect to the Securities of a series issued to a National City Capital Trust, the Corporate Trust Office of the Property Trustee under the related Trust Agreement, is closed for business.

                  "Capital Securities" has the meaning specified in the first recital of this Indenture, and shall include, where appropriate, Exchange Capital Securities as defined in Article XII.

                  "Capital Treatment Event" means the reasonable determination by the Company that, as a result of the occurrence of any amendment to, or change (including any announced prospective change) in, the laws (or any rules or regulations thereunder) of the United States or any political subdivision thereof or therein, or as a result of any official or administrative pronouncement or action, or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or such pronouncement, action or decision is announced on or after the thirtieth day prior to the Submission Deadline there is more than an insubstantial risk that the Company will not be entitled to treat an amount equal to Liquidation Amount of the Capital Securities as "Tier 1 Capital" (or the then equivalent thereof) after the Rate Reset Date for purposes of the capital adequacy guidelines of the Federal Reserve, as then in effect and applicable to the Corporation.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time under the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

                  "Common Securities" has the meaning specified in the first recital of this Indenture.

                  "Common Stock" means the common stock, $4.00 par value, of the Company.

                  "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.
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                 "Company Request" and "Company Order" mean, respectively, the written request or order signed in the name of the Company by the Chairman, Chief Executive Officer, President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Controller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

                  "Comparable Treasury Issue" has the meaning specified in
Section 2.02.

                  "Comparable Treasury Price" has the meaning specified in
Section 2.02.

                  "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office as of the date of this Indenture is located at 101 Barclay Street, New York, New York 10286.

                  "Corporation" includes a corporation, association, company, joint-stock company or business trust.

                  "Debt" means (i) the principal of and premium, if any, and unpaid interest on indebtedness for money borrowed, (ii) purchase money and similar obligations, (iii) obligations under capital leases, (iv) guarantees, assumptions or purchase commitments relating to, or other transactions as a result of which the Company is responsible for the payment of such indebtedness of others, (v) renewals, extensions and refunding of any such indebtedness, (vi) interest or obligations in respect of any such indebtedness accruing after the commencement of any insolvency or bankruptcy proceedings and (vii) obligations associated with derivative products such as interest rate and currency exchange contracts, foreign exchange contracts, commodity contracts and similar arrange ments.

                  "Declaration of Trust" for each series of Securities has the meaning specified in the Officers' Certificate for such series delivered pursuant to Section 3.01 of this Indenture.

                  "Defaulted Interest" has the meaning specified in Section
3.08.

                  "Depositary" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, the Person designated as Depositary by the Company pursuant to
Section 3.01 with
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respect to such series (or any successor thereto (a "Successor Depositary")).

                  "Determination Date" has the meaning specified in Section
2.02.

                  "Discount Security" means any security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.02.

                  "Distribution Event" means any event, as described more fully in the Offering Memorandum which results in the dissolution of the Trust and the distribution of the Securities to the holders of the Capital Securities.

                  "Dollar" means the currency of the United States of America that, as at the time of payment, is legal tender for the payment of public and private debts.

                  "DTC" means The Depository Trust Company.

                  "Early Mandatory Redemption" has the meaning specified in
Section 2.02.

                  "Early Optional Redemption" has the meaning specified in
Section 2.02.

                  "Early Optional Redemption Price" has the meaning specified in
Section 2.02.

                  "Exchange Act" means the Securities Exchange Act of 1934.

                  "Exchange Capital Securities" has the meaning specified in
Section 12.01(a).

                  "Exchange Guarantee" has the meaning specified in Section 12.01(b).

                  "Exchange Offer Registration Statement" has the meaning specified in Section 12.01(a).

                  "Exchange Securities" has the meaning specified in Section 12.01(a).

                  "Existing Holder", when with respect to a Liquidation Amount of Capital Securities (or if a Distribution Event shall have occurred, an aggregate principal amount of Securities) of any series, means a
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Person who is listed as the beneficial owner of such principal amount of Capital
Securities or Securities, as the case may be, of such series in the records of the Securities Register, as the case may be.

                  "Extension Period" has the meaning specified in Section 3.13.

                  "Event of Default", unless otherwise specified in the supplemental indenture creating a series of Securities, has the meaning specified in Article V.

                  "Failed Auction" means a Rate Reset Auction in which (i) Sufficient Clearing Bids have not been made or (ii) the Remarketing Agent does not use its best efforts to solicit Bids or Hold Orders because one or more of the conditions set forth in Section 7 of the Remarketing Agreement has not been satisfied.

                  "Foreign Currency" means any currency issued by the government of one or more countries other than the United States of America or by any recognized confederation or association of such governments.

                  "Full Participation Rate" has the meaning specified in Section 2.02.

                  "Global Security" means a Security in the form prescribed in
Section 2.04 evidencing all or part of a series of Securities, issued to the Depositary or its nominee for such series, and registered in the name of such Depositary or its nominee.

                  "Guarantee Agreement" for each series of Securities has the meaning specified in the Officers' Certificate or supplemental Indenture for such series delivered pursuant to Section 3.01 of this Indenture.

                  "Hold Order" means an Order indicating the Liquidation Amount of Outstanding Capital Securities (or, if a Distribution Event shall have occurred, the principal amount of Outstanding Securities), if any, that an Existing Holder desires to continue to hold without regard to the Applicable Rate on and after the Rate Reset Date.

                  "Holder" means a Person in whose name a Security is registered in the Securities Register.

                  "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto

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entered into pursuant to the applicable provisions hereof and shall include the terms of each particular series of Securities established as contemplated by
Section 3.01.

                  "Interest Payment Date" means as to each series of Securities the Stated Maturity of an installment of interest on such Securities.

                  "Interest Rate" means the rate of interest specified or determined as specified in each Security as being the rate of interest payable on such Security.

                  "Investment Company Act" means the Investment Company Act of 1940.

                  "Junior Subordinated Payment" has the meaning specified in
Section 14.02.

                  "Lien" means any lien, pledge, charge, encumbrance, mortgage, deed of trust, adverse ownership interest, hypothecation, assignment, security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever.

                  "Liquidation Amount" has the meaning specified in Section 1.01 of the Trust Agreement.

                  "Make-Whole Amount" has the meaning specified in Section 2.02.

                  "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether as the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

                  "Maximum Applicable Rate" means the Treasury Rate on the Rate Reset Pricing Date plus 5.0%.

                  "National City Capital Trust" has the meaning specified in the first recital of this Indenture.

                  "National City Guarantee" means the guarantee by the Company of the distribution on the Trust Securities of a National City Capital Trust to the extent of the Guarantee Agreement.

                  "'40 Act Event" means the receipt by the Property Trustee of an opinion of independent counsel rendered by a law firm having a recognized national securities practice, to the effect that, as a result of the occurrence of a

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change in law or regulations or a change in interpretation or application of law or regulation by an legislative body, court, governmental agency or regulatory authority ("Change in Investment Company Law"), there is more than an insubstantial risk that the Trust is or will be considered an "investment company" which is required to be registered under the Investment Company Act, which Change in Investment Company Law becomes effective or is announced, enacted or promulgated on or after the thirtieth day prior to the Submission Deadline.

                  "Officers' Certificate" means a certificate signed by the Chairman and Chief Executive Officer, President, or Vice President, and by the Treasurer, the Controller, the Chief Financial Officer, the Secretary or any Assistant Secretary of the Company, and delivered to the Trustee.

                  "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company.

                  "Optional Redemption" has the meaning specified in Section
2.03.

                  "Optional Redemption Price" has the meaning specified in
Section 2.03.

                  "Optional Redemption Premium" has the meaning specified in
Section 2.03.

                  "Order" means any Hold Order, Bid or Sell Order communicated to the Remarketing Agent in writing on a form provided by the Company and approved by the Remarketing Agent for that purpose.

                  "Original Issue Date" means the date of issuance specified as such in each Security.

                  "Other Debentures" means, with respect to any series of Securities, all junior subordinated debt securities to be issued by the Company pursuant to this Indenture, other than such series of Securities, with substantially similar subordination terms, and which will be issued and sold (if at all) to any National City Capital Trust established by the Company (if any), and will be unsecured and subordinate and junior in right of payment to the extent and to the manner set forth in this Indenture to all Senior Debt of the Company.

                  "Other Guarantees" means, with respect to any series of Securities, all guarantees (if any) to be issued by the Company with respect to Capital Securities (if any)
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to be issued by any National City Capital Trust to be established by the Company
(if any), other than the guarantee related to such series of Securities.

                  "Outstanding" means, when used in reference to any Securities, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancelation;

                  (ii) Securities for whose payment money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent in trust for the Holders of such Securities; and

                  (iii) Securities in substitution for or in lieu of which other Securities have been authenticated and delivered or which have been paid pursuant to Section 3.07, unless proof satisfactory to the Trustee is presented that any such Securities are held by Holders in whose hands such Securities are valid, binding and legal obligations of the Company;

PROVIDED, HOWEVER, that (i) in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer actually knows to be so owned shall be so disregarded and (ii) for the purposes of the Rate Reset Auction, Securities, as to which the Company or any Person known to the Remarketing Agent to be an Affiliate of the Company shall be the Existing Holder thereof, shall be disregarded and deemed not to be Outstanding. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor. Upon the written request of the Trustee, the Company shall furnish the Trustee promptly an Officers' Certificate listing and identifying all Securities, if any, known by the Company to be owned or held by or for the
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account of the Company, or any other obligor on the Securities or any Affiliate of the Company or such obligor, and, subject to the provisions of Section 6.01, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of any such determination.

                  "Paying Agent" means the Trustee or any Person authorized by the Company to pay the principal of (or premium, if any) or interest on any Securities on behalf of the Company.

                  "Person" means any individual, Corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Place of Payment" means, with respect to the Securities of any series, the place or places where the principal of (and premium, if any) and interest on the Securities of such series are payable pursuant to Sections 3.01 and 3.08.

                  "Potential Holder" with respect to a Liquidation Amount of Capital Securities of any series means any Person, including any Existing Holder thereof, who has submitted a Bid to acquire (or in the case of an Existing Holder, to acquire or retain), Capital Securities of such series (or, in the event a Distribution Event shall have occurred, Securities of such series).

                  "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any security authenticated and delivered under Section 3.07 in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Security.

                  "Proceeding" has the meaning specified in Section 14.02.

                  "Property Trustee" means, in respect of any National City Capital Trust, the commercial bank or trust company identified as the "Property Trustee" in the related Trust Agreement, solely in its capacity as Property Trustee of such National City Capital Trust under each Trust Agreement and not in its individual capacity, or its

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successor in interest in such capacity, or any successor property trustee appointed as therein provided.

                  "Quotation Agent" has the meaning specified in Section 2.02.

                  "Rate Reset Auction" means the implementation of the Rate Reset Auction Procedures.

                  "Rate Reset Auction Procedures" has the meaning specified in
Section 3.11.

                  "Rate Reset Date" means June 1, 1999, or, if such day is not a Business Day, the following Business Day.

                  "Rate Reset Pricing Date" means the Business Day on the third Business Day preceding the Rate Reset Date.

                  "Redemption Date", when used with respect to any Security of a series to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

                  "Reference Treasury Dealer" has the meaning specified in
Section 2.02.

                  "Reference Treasury Dealer Quotations" has the meaning specified in Section 2.02.

                  "Registration Agreement" has the meaning specified in Section 12.01.

                  "Regular Record Date" for the interest payable on any Interest Payment Date with respect to the Securities of a series means, unless otherwise provided pursuant to Section 3.01 with respect to Securities of a series, the date which is the Business Day next preceding such Interest Payment Date.

                  "Remaining Life" has the meaning specified in Section 2.02.

                  "Remarketing Agent" means UBS Securities LLC or any successor.

                  "Remarketing Agreement" means the Remarketing Agreement dated June 6, 1997, between the Remarketing Agent and the Company.

                  "Responsible Officer", when used with respect to the Trustee means any officer assigned to the Corporate Trust Office, including any managing director, vice

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president, assistant vice president, assistant treasurer, assistant secretary or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Indenture, and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

                  "Restricted Security" means each Security required pursuant to
Section 3.06(c) hereof to bear a Restricted Securities Legend.

                  "Restricted Securities Certificate" means a certificate substantially in the form set forth in Exhibit A to this Indenture.

                  "Restricted Securities Legend" means a legend substantially in the form of the legend required in the form of Security set forth in Section
2.02 to be placed on a Restricted Security.

                  "Securities" or "Security" means any debt securities or debt security, as the case may be, authenticated and delivered under this Indenture.

                  "Securities Act" means the Securities Act of 1933.

                  "Securities Certificate" means a certificate evidencing ownership of Securities.

                  "Securities Register" and "Securities Registrar" have the respective meanings specified in Section 3.06.

                  "Sell Order" has the meaning specified in
Section 3.11.

                  "Senior Debt" (a) the principal of, and premium, if any, and interest on all indebtedness of the Corporation for money borrowed, whether outstanding on the date of execution of the Indenture or thereafter created, assumed or incurred, (b) all obligations to make payment pursuant to the terms of financial instruments, such as (i) securities contracts and foreign currency exchange contracts, (ii) derivative instruments, such as swap agreements (including interest rate and foreign exchange rate swap agreements), cap agreements, floor agreements, collar agreements, interest rate agreements, foreign exchange agreements, options, commodity futures contracts and commodity options contracts, and (iii) similar financial instruments; except, in the case of both (a) and (b) above,
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such indebtedness and obligations that are expressly stated to rank junior in right of payment to, or pari passu in right of payment with, the Junior Subordinated Debt Securities, (c) and indebtedness or obligations of others of the kind described in both (a) and (b) above for the payment of which the Corporation is responsible or liable as guarantor or otherwise, and (d) any deferrals, renewals or extensions of any such Senior Debt; provided, however, that Senior Debt shall not be deemed to include (i) any Debt of the Corporation which, when incurred and without respect to any election under Section 1111(b) of the United States Bankruptcy Code of 1978, was without recourse to the Corporation, (ii) any Debt of the Corporation to any of its subsidiaries, (iii) Debt to any employee of the Corporation, (iv) Debt which by its terms is subordinated to trade accounts payable or accrued liabilities arising in the ordinary course of business to the extent that payments made to the holders of such debt by the holders of the Junior Subordinated Debt Securities as a result of the subordination provisions of the Indenture would be greater than such payments otherwise would have been as a result of any obligation of such holders of such debt to pay amounts over to the obligees on such trade accounts payable or accrued liabilities arising in the ordinary course of business as a result of subordination provisions to which such Debt is subject and (v) any other debt securities issued pursuant to the Indenture.

                  "Shelf Registration Statement" has the meaning specified in
Section 12.02.

                  "Special Interest" has the meaning specified in Section 12.03.

                  "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.08.

                  "Stated Coupon" has the meaning specified in Section 2.02.

                  "Stated Maturity" when used with respect to any Security or any installment of principal thereof or interest thereon means the date specified pursuant to the terms of such Security as the date on which the principal of such Security or such installment of interest is due and payable, in the case of such principal, as such date may be shortened or extended as provided pursuant to the terms of such Security and this Indenture.

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                  "Submission Deadline", with respect to any series of
Securities, means 1:00 P.M., New York City time, on the Business Day five Business Days prior to the Rate Reset Date with respect to such series by which Existing Holders and Potential Holders are required to submit Orders to the Remarketing Agent.

                  "Submitted Bid" means, after the Submission Deadline, all Bids submitted by Existing Holders or Potential Holders through the Remarketing Agent to the Auction Agent.

                  "Submitted Hold Order" means, after the Submission Deadline, all Hold Orders submitted by Existing Holders through the Remarketing Agent to the Auction Agent.

                  "Submitted Sell Order" means, after the Submission Deadline, all Sell Orders submitted by Existing Holders through the Remarketing Agent to the Auction Agent or deemed submitted to the Auction Agent.

                  "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

                  "Successor Security" of any particular Security means every Security issued after, and evidencing all or a portion of the same debt as that evidenced by, such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.07 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                  "Successor Trustee" has the meaning specified in the definition of "Trustee" in this Section 1.01.

                  "Sufficient Clearing Bids" means an amount of Submitted Bids by Potential Holders such that the Liquidation Amount of Outstanding Capital Securities (or, if a Distribution Event shall have occurred, the principal amount of Outstanding Securities) that is the subject of such Submitted Bids with rates not higher than the Maximum Applicable Rate equals or exceeds the Liquidation Amount of

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outstanding Capital Securities (or, if a Distribution Event shall have occurred, the principal amount of outstanding Junior Subordinated Debt Securities) that is the subject of Submitted Sell Orders (including the Liquidation Amount of outstanding Capital Securities (or, if a Distribution Event shall have occurred, the principal amount of Junior Subordinated Debt Securities) as to which Sell Orders are deemed to have been submitted and the Liquidation Amount of Capital Securities (or, if a Distribution Event shall have occurred, the principal amount of Junior Subordinated Debt Securities) subject to Bids by Existing Holders specifying rates higher than the Maximum Applicable Rate).

                  "Tax Event" means the receipt by the Property Trustee of an opinion of a nationally recognized independent tax counsel to the Company experienced in such matters to the effect that, as a result of (a) any amendment to, clarification of, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, (b) any judicial decision or official administrative pronouncement, ruling, regulatory procedure, notice or announcement, including any notice or announcement of intent to adopt such procedures or regulations (an "Administrative Action") or (c) any amendment to, clarification of, or change in the administrative position or interpretation of any Administrative Action or judicial decision that differs from the theretofore generally accepted position, in each case, by any legislative body, court, governmental agency or regulatory body, irrespective of the manner in which such amendment, clarification of, or change is made known, which amendment, clarification of, or change is effective, announced, enacted or promulgated or such Administrative Action or decision is announced, in each case, on or after the date thirtieth day prior to the Submission Deadline relating to the Rate Reset Auction for the applicable series of Securities or the applicable Capital Securities issued by the affected National City Capital Trust, there is more than an insubstantial risk that (x) if the affected National City Capital Trust exists, (i) the Trust is, or will be within 90 days of the date of such opinion, subject to United States federal income tax with respect to interest accrued or received on the Securities or subject to more than a DE MINIMIS amount of other taxes, duties or other governmental charges as determined by such counsel, or
(ii) any portion of interest payable by the Company to the affected National City Capital Trust on the Securities is not, or within 90 days of the date of such opinion will not be, deductible by the Company in whole or in part for United States federal income tax purposes or (y) with respect to

Securities which are no longer held by or on behalf of the affected National City Capital Trust, any portion of interest payable by the Company on the Securities is not, or within 90 days of the date of such opinion will not be, deductible by the Company in whole or in part for United States federal income tax purposes.

                  "Treasury Rate" has the meaning specified in Section 2.02.

                  "Trust Agreement" with respect to each series of Securities means the Declaration of Trust with respect to such series, as amended by the Amended and Restated Declaration of Trust with respect to such series.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb), as in effect on the date of this Indenture, except as provided in Sections 1.07 and 9.05.

                  "Trust Securities" has the meaning specified in the first recital of this Indenture.

                  "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee (a "Successor Trustee") shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder and, if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

                  "Vice President", when used with respect to the Company, means any duly appointed vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

                  "Winning Bid Rate" has the meaning specified in Section
3.11(g).

                  "Winning Yield Spread" has the meaning specified in Section
2.02 of the Indenture.

                  SECTION 1.02. COMPLIANCE CERTIFICATE AND OPINIONS. Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent (including covenants compliance with which constitute a condition precedent), if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel that all such conditions precedent (including covenants compliance with which constitute a condition precedent), if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than the certificates provided regarding conditions or covenants waived by the Holders pursuant to Section 10.05) shall include:

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

                  SECTION 1.03. FORMS OF DOCUMENTS DELIVERED TO TRUSTEE. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representation with respect to matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions, or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                  SECTION 1.04. ACTS OF HOLDERS. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given to or taken by Holders, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments is or are delivered to the Trustee, and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a Person acting in other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

                  (c) The fact and date of the execution by any Person of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient and in accordance with such reasonable rules as the Trustee may determine.

                  (d) The ownership of Securities shall be proved by the Securities Register.

                  (e) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

                  (f) The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to take any action under this Indenture by vote or consent. Except as otherwise provided herein, such record date shall be the later of 30 days prior to the first solicitation of such consent or vote or the date of the most recent list of Securityholders furnished to the Trustee pursuant to Section 7.01 prior to such solicitation. If a record date is fixed, those persons who were Securityholders at such record date (or their duly designated proxies), and only those persons, shall be entitled to take such action by vote or consent or to revoke any vote or consent previously given, whether or not such persons continue to be Holders after such record date, PROVIDED, HOWEVER, that unless such vote or consent is obtained from the Holders (or their duly designated proxies) of the requisite principal amount of Outstanding Securities prior to the date which is the 120th day after such record date, any such vote or consent previously given shall automatically and without further action by any Holder be canceled and of no further effect.

                  SECTION 1.05. NOTICES, ETC. TO TRUSTEE AND COMPANY. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

                  (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

                  (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose (except as otherwise provided in Section
         5.01 hereof) hereunder if in writing and mailed, first class, postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

                  SECTION 1.06. NOTICE TO HOLDERS; WAIVER. Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, to each Holder affected by such event, at the address of such Holder as it appears in the Securities Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. In case, by reason of the suspension of or irregularities in regular mail service or for any other reason, it shall be impossible or impracticable to mail notice of any event to Holders when said notice is required to be given pursuant to any provision of this Indenture or of the relevant Securities, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  SECTION 1.07. CONFLICT WITH TRUST INDENTURE ACT. This Indenture will not be qualified under the Trust Indenture Act except upon the effectiveness of a registration statement as contemplated in Article XII hereof. If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by any of Section 310 to 317, inclusive, of the Trust Indenture Act through operation of Section 318(c) thereof, such imposed duties shall control.

                  SECTION 1.08. EFFECT OF HEADINGS AND TABLE OF CONTENTS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  SECTION 1.09. SUCCESSORS AND ASSIGNS. All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

                  SECTION 1.10. SEPARABILITY CLAUSE. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions (or of the other series of Securities) shall not in any way be affected or impaired thereby.

                  SECTION 1.11. BENEFITS OF INDENTURE. Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto, any Paying Agent and their successors and assigns, the holders of Senior Debt and the Holders of the Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

                  SECTION 1.12. GOVERNING LAW. This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.

                  SECTION 1.13. NON-BUSINESS DAYS. In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or the Securities) payment of interest or principal need not be made on such date, but may be made on the next succeeding Business Day (and no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, until such next succeeding Business Day) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the Interest Payment Date or Redemption Date or at the Stated Maturity, as the case may be.


                                   ARTICLE II

                                 Security Forms
                                 --------------

                  SECTION 2.01. FORMS GENERALLY. The Securities of each series and the Trustee's certificate of authentication shall be in substantially the forms set forth in this Article, or in such other form or forms as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with applicable tax laws or the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such securities, as evidenced by their execution of the Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 3.03 with respect to the authentication and delivery of such Securities.

                  The definitive Securities shall be printed, lithographed, typewritten or engraved or produced by any combination of these methods, if required by any securities exchange on which the Securities may be listed, on a steel engraved border or steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

                  Securities distributed to holders of book-entry Capital Securities shall be distributed in the form of one or more Global Securities registered in the name of a Depositary or its nominee, and deposited with the Securities Registrar, as custodian for such Depositary, or held by such Depositary for credit by the Depositary to the respective accounts of the beneficial owners of the Securities represented thereby (or such other accounts they may direct). Securities distributed to holders of Capital Securities other than book-entry Capital Securities shall not be issued in the form of a Global Security or any other form intended to facilitate book-entry trading in beneficial interests in such Securities.

                  SECTION 2.02.  Form of Face of Security.

                  THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION

REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH NATIONAL CITY CORPORATION (THE "COMPANY") OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) (THE "RESALE RESTRICTIONS TERMINATION DATE") ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A,(D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE PROPERTY TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM IN ACCORDANCE WITH THE AMENDED AND RESTATED DECLARATION OF TRUST, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY OR THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF A HOLDER AFTER THE RESALE RESTRICTIONS TERMINATION DATE.

                            NATIONAL CITY CORPORATION

                               (Title of Security)

                                                             CUSIP

No.                                                          $

                  NATIONAL CITY CORPORATION, a corporation organized and existing under the laws of the State of Delaware (hereinafter called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to
              , or its registered assigns, the principal sum of         Dollars
on June 1, 2029 (the "Stated Maturity"). The Company further promises to pay interest on said principal sum from June 6, 1997, or from the most recent interest payment date (each such date, an "Interest Payment Date") on which interest has been paid or duly provided for, semi-annually (subject to deferral as set forth herein), in arrears on the 1st day of June and December of each year, commencing June 6, 1997, at a rate equal to the Applicable Rate (as defined herein), until the principal hereof shall have become due and payable, plus Additional Interest and Special Interest, if any, until the principal hereof is paid or duly provided for or made available for payment and on any overdue principal and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at an annual rate equal to the Applicable Rate compounded semi-annually as Additional Interest. Prior to the Rate Reset Date, the Applicable Rate shall equal to 6.75% per annum. On and after the Rate Reset Date, if Sufficient Clearning Bids have been made in the Rate Reset Auction (other than if this results because all Capital Securities are subject to Hold Orders) this Security will bear interest at a fixed annual rate equal to the Winning Bid Rate that results from the implementation of the Rate Reset Auction Procedures set forth in Section 3.11 of this Indenture or (ii) if all Outstanding Capital Securities are subject to Hold Orders in the Rate Reset Auction, the Full Participation Rate, in each case, accruing from the Rate Reset Date and payable semi-annually in arrears on the 1st day of June and December of each year, commencing with the first such date following the Rate Reset Date (the rate per annum at which interest is payable on this Security for any Interest Period being hereinafter referred to as the "Applicable Rate").

                  "Winning Bid Rate" has the meaning specified in
Section 3.11 of the Indenture.

                  "Full Participation Rate" means the Treasury Rate plus 1.15%.

                  The Quotation Agent will be responsible for determining the Winning Bid Rate and the Full Participation Rate. If the Winning Bid Rate is expressed as a spread over the yield on a U.S. Treasury Security (the "Winning Yield Spread"), the Winning Bid Rate shall be equal to the sum of (i) the yield to maturity for the Comparable Treasury Issue based on the bid price for the Comparable Treasury Issue at 12:00 P.M. on the Rate Reset Pricing Date, as displayed on Telerate ("Telerate") Page 500, or if Telerate is not available as displayed on GovPX ("GovPX") Page 8, or if both Telerate and GovPX are not available, on any recognized quotation source selected by the Quotation Agent in its sole discretion, plus (ii) the Winning Yield Spread.

                  "Treasury Rate" means (i) the yield, under the heading which represents the average for the week immediately prior to the calculation date, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities", for the maturity corresponding to the Remaining Life (if no maturity is within three months before or after the Remaining Life, yields for the two published maturities most closely corresponding to the Remaining Life shall be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding to the nearest month) or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date the Rate Reset Pricing Date or the Rate Reset Date, as the case may be. The Treasury Rate shall be calculated on the third Business Day preceding the Redemption Date, the Rate Reset Pricing Date or the Rate Reset Date, as the case may be.

                  "Comparable Treasury Issue" means, with respect to any redemption date, the Rate Reset Pricing Date or the Rate Reset Date, as the case may be, the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the Remaining Life that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life. If no United States Treasury security has a maturity which is within a period from three months before to three months after June 1, 2009 or the Stated Maturity, as the case may be, the two most closely corresponding United States Treasury securities shall be used as the Comparable Treasury Issue, and the Treasury Rate shall be interpolated or extrapolated on a straight-line basis, rounding to the nearest month using such securities.

                  "Quotation Agent" means UBS Securities LLC and its successors; PROVIDED, HOWEVER, that if the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer.

                  "Reference Treasury Dealer" means (i) the Quotation Agent and
(ii) any other Primary Treasury Dealer selected by the Debenture Trustee after consultation with the Company.

                  "Comparable Treasury Price" means (A) the average of five Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Debenture Trustee obtains fewer than five such Reference

Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations.

                  "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date the Rate Reset Pricing Date or the Rate Reset Date, as the case may be, the average, as determined by the Debenture Trustee, of the bid and ask prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Debenture Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

                  The determination of the Applicable Rate and the Interest Amount shall (in the absence of manifest error) be final and binding upon all parties.

                  The amount of interest payable in respect of each $1,000 in principal amount of the Securities of the series of which this Security is one (the "Interest Amount") for any Interest Period shall be calculated by applying Applicable Rate to the principal amount of $1,000, multiplying such sum by the actual number of days in the Interest Period concerned divided by 360 and rounding the resultant figure to the nearest cent (half a cent being rounded upwards). In the event that any date on which interest is payable on this Security is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the date the payment was originally payable. A "BUSINESS DAY" shall mean any day other than (i) a Saturday or Sunday, (ii) a day on which banking institutions in The City of New York are authorized or required by law or executive order to remain closed or (iii) a day on which the Corporate Trust Office of the Trustee or the Corporate Trust Office of the Property Trustee under the Trust Agreement hereinafter referred to for National City Capital Trust is closed for business. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities, as defined in the Indenture) is registered at the close of business on the Regular Record Date for such interest installment, which shall be the [INSERT DEFINITION OF REGULAR RECORD DATES]. Any such interest installment not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

                  On or after the Rate Reset Date and so long as no Event of Default has occurred and is continuing, the Company shall have the right at any time during the term of this Security, from time to time, to defer payment of interest on such Security for up to 10 consecutive semi-annual interest payment periods with respect to each deferral period (each an "EXTENSION PERIOD"), during which Extension Periods the Company shall have the right to make partial payments of interest on any Interest Payment Date, and at the end of which the Company shall pay all interest then accrued and unpaid on the Securities (together with Additional Interest thereon to the extent permitted by applicable law); PROVIDED, HOWEVER, that no Extension Period may extend beyond the Stated Maturity of this Security. During any such Extension Period, the Company may not
(i) declare or pay any dividends or distributions, on or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Company's capital stock (which includes common and preferred stock) or (ii) make any payment of principal of, interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Company (including any Other Debentures) that rank PARI PASSU with or junior in interest to this Security or (iii) make any guarantee payments with respect to any guarantee by the Company of the debt securities of any Subsidiary of the Company (including Other Guarantees) if such guarantee ranks PARI PASSU with or junior in interest to this Security (other than (a) dividends or distributions in Common Stock of the Company, (b) any declaration of a dividend in connection with the implementation of a stockholders' rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto, (c) payments under the applicable National City Capital Guarantee, (d) purchases or acquisitions of shares of the Company's Common Stock in connection with the satisfaction by the Company of its obligations under any employee benefit plan or other contractual obligation of the

Company (other than a contractual obligation ranking PARI PASSU with or junior to these Securities), (e) as a result of a reclassification of the Company's capital stock or the exchange or conversion of one class or series of the Company's capital stock for another class or series of the Company's capital stock or (f) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged). Prior to the termination of any such Extension Period, the Company may further extend such Extension Period, PROVIDED, HOWEVER, that such extension does not cause such Extension Period to exceed ten consecutive semi-annual interest payment periods or extend beyond the Stated Maturity of this Security. Upon the termination of any such Extension Period and the payment of all accrued and unpaid interest and any Additional Interest then due, and, subject to the foregoing limitations, the Company may elect to begin a new Extension Period. No interest shall be due and payable during an Extension Period except at the end thereof. The Company shall give the Trustee notice of its election to begin any Extension Period at least three Business Days prior to the Interest Payment Date, [if applicable, insert--or, with respect to the Securities issued to a National City Capital Trust, prior to the earlier of (i) the date the Distributions on the Capital Securities would have been payable except for the election to begin or extend such Extension Period or (ii) the date the Administrative Trustees are required to give notice to any automated quotation system or to holders of such Capital Securities of the record date or the date such Distributions are payable, but in any event not less than three Business Days prior to such record date. There is no limitation on the number of times the Company may elect to begin an Extension Period.

                  Payment of the principal of and interest on this Security will be made at the office or agency of the Trustee in The City of New York or at the office of such Paying Agents in the United States as the Company may designate from time to time, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; PROVIDED, HOWEVER, that at the option of the Company payment of any interest may be made (except in the case of Securities in Global form) (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Securities Register or (ii) by wire transfer in immediately available funds at such place and to such account as may be designated by the Person entitled thereto as specified in the Securities Register.

                  The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and junior in right of payment to the prior payment in full of all Senior Debt, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such actions as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes. Each Holder hereof, by his acceptance hereof, waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Debt, whether now outstanding or hereinafter incurred, and waives reliance by each such holder upon said provisions.

                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Date:                                        NATIONAL CITY CORPORATION,

[Seal]

                                               by
                                                 -------------------------------
                                                    [Chairman and Chief
                                                    Executive Officer,
                                                       President or
                                                     Vice President]

Attest:

--------------------------------
[Secretary or Assistant
      Secretary]

                  SECTION 2.03. FORM OF REVERSE OF SECURITY. This Security is one of a duly authorized issue of securities of the Company (herein called the "SECURITIES"), issued and to be issued in one or more series under a Debt Securities Indenture, dated as of June 6, 1997, as supplemented by an Officers' Certificate dated as of June 6, 1997,(herein called the "INDENTURE"), between the Company and The Bank of New York, as Trustee (herein called the "TRUSTEE", which term includes any Successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $515,464,000.

                  All terms used in this Security that are defined in the Indenture and in the Amended and Restated Declaration of Trust of National City Capital Trust I dated as of June 6, 1997, as amended (the "Amended and Restated Declaration of Trust"), among National City Corporation, as Depositor, and the Administrative Trustees named therein, shall have the meanings assigned to them in the Indenture or, to the extent not defined in the Indenture, the Amended and Restated Declaration of Trust, as the case may be.

                  The Company must, subject to the terms and conditions of
Article XI of the Indenture, redeem this Security (an "Early Mandatory Redemption") in whole but not in part on the Rate Reset Date in the event of a Failed Auction at a redemption price and to the aggregate principal amount hereof, plus accrued and unpaid interest to the redemption date.

                  The Company may at its option, subject to the terms and conditions of Article XI of the Indenture, redeem this Security in whole but not in part on the Rate Reset Date (an "Early Optional Redemption"), at a redemption price equal to the principal amount of, plus accrued and unpaid interest on, this Security (the "Early Optional Redemption Price").

                  On or after June 1, 2009, the Company may at any time or from time to time prior to maturity, at its option, subject to the terms and conditions of Article XI of the Indenture and subject to the Company having received prior approval of the Federal Reserve if then required under applicable guidelines of the Federal Reserve to do so, redeem this Security in whole or in part at the "Optional

Redemption Price". The "Optional Redemption Price" is equal to the sum of the aggregate principal amount of Junior Subordinated Debt Securities being redeemed, any accrued and unpaid interest on the Junior Subordinated Debt Securities to the date of redemption and the Optional Redemption Premium. The "Optional Redemption Premium" is equal to 50% of the Stated Coupon on June 1, 2009, declining ratably on each June 1 thereafter to zero on or after June 1, 2019. The "Stated Coupon" is the product of the aggregate principal amount of Junior Subordinated Debt Securities being redeemed and the Applicable Rate.

                  If at any time after the Rate Reset Date a Tax Event, '40' Act Event or Capital Treatment Event (each a "Special Event") shall occur and be continuing, the Company may, at its option and subject to the provisions of
Article XI of the Indenture and subject to the Company having received prior approval of the Federal Reserve if then required under applicable guidelines of the Federal Reserve to do so, redeem the Securities in whole, but not in part, within 90 days after the occurrence of such Special Event at a Redemption Price (the "Special Event Redemption Price") equal to (i) the Make-Whole Amount, in the case of a redemption after the Rate Reset Date but prior to June 1, 2009, or
(ii) the Optional Redemption Price, on or after June 1, 2009.

                  "Stated Coupon" is the product of the aggregate principal amount of this Security being redeemed and the Applicable Rate.

                  The "Make-Whole Amount" will be equal to the greater of (i) 100% of the principal amount of this Security or (ii) as determined by the Quotation Agent, (a) the sum of the present values of the principal amount of premium, if any, payable as part of the Optional Redemption Price on this Security on June 1, 2009, together with the present values of scheduled payments of interest on this Security from the Redemption Date to June 1, 2009, in each case discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 1.0% less (b) accrued and unpaid interest on this Security to the date of redemption.

                  "Remaining Life" means (i) for purposes of determining the Maximum Applicable Rate and the Full Participation Rate, the period beginning on the Rate Reset Date and ending on the Stated Maturity, and (ii) with respect to an Optional Redemption or Special Event Redemption, the period beginning on the applicable Redemption Date and ending on June 1, 2009.

                  In the event of redemption of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancelation hereof.

                  If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of this Security may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

                  The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee at any time to enter into a supplemental indenture or indentures for the purpose of modifying in any manner the rights and obligations of the Company and of the Holders of the Securities, with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series to be affected by such supplemental indenture. The Indenture also contains provisions permitting Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                  As provided in and subject to the provisions of the Indenture, if an Event of Default with respect to the Securities of this series at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of this series may declare the principal amount of all the Securities of this series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), PROVIDED, HOWEVER, that, in the case of the Securities of this series issued to a National City Capital Trust, if upon an Event of Default, the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of this series fails to declare the principal of all the Securities of this series to be immediately due and payable, the holders of at least 25% in aggregate Liquidation Amount of the corresponding series of Capital Securities then outstanding shall have such right by a notice in writing to the Company and the Trustee with a copy to the Property Trustee. The Holders of a majority in aggregate principal amount of the Outstanding Securities of this series may annul such declaration and waive the default by written notice to the Property Trustee, the Company and the Trustee if the default (other than the non-payment of the principal of these Securities which has become due solely by such acceleration) has been cured and a sum sufficient to pay all matured installments of interest and principal due otherwise than by acceleration has been deposited with the Trustee. Should the Holders of these Securities of this series fail to annul such declaration and waive such default, the holders of a majority in aggregate Liquidation Amount of the Capital Securities shall have such right. Upon any such declaration of such principal amount and the accrued interest (including any Additional Interest) on all the Securities of this series shall become immediately due and payable, provided that the payment of principal and interest (including any Additional Interest) on such Securities shall remain subordinated to the extent provided in
Article XIV of the Indenture.

                  No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Securities Register, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained pursuant to Section
10.02 of the Indenture duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Securities Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee shall treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  The Securities of this series are issuable only in registered form without coupons in blocks having an aggregate principal amount of $100,000 (100 Securities) or an integral multiple of $100,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of such series of a different authorized denomination, as requested by the Holder surrendering the same.

                  The Company and, by its acceptance of this Security or a beneficial interest therein, the Holder of, and any Person that acquires a beneficial interest in, this Security intend that such Security constitute indebtedness and agree to treat such Security as indebtedness for all United States Federal, state and local tax purposes.

                  THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

                  SECTION 2.04. ADDITIONAL PROVISIONS REQUIRED IN GLOBAL SECURITY. Any Global Security issued hereunder shall, in addition to the provisions contained in Sections 2.02 and 2.03, bear a legend in substantially the following form:

          "This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of The Depository Trust Company (the "Depositary") or a nominee of the Depositary. This Security is exchangeable for Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Indenture and no transfer of this Security (other than a transfer of this Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in limited circumstances.

         Unless this Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York) to National City Corporation or its agent for registration of transfer, exchange or payment, and any Security issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein."

                  SECTION 2.05. FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION. This is one of the Securities referred to in the within mentioned Indenture:


                                                 ------------------------------
                                                 as Trustee

Dated:

                                                 By:
                                                    ---------------------------
                                                      Authorized Signatory


                                   ARTICLE III

                                 The Securities
                                 --------------

                  SECTION 3.01. TITLE AND TERMS. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is $515,464,000.

                  The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of a series:

                  (a) the title of the securities of such series, which shall distinguish the Securities of the series from all other Securities;

                  (b) the limit, if any, upon the aggregate principal amount of the Securities of such series which may be authenticated and made available for delivery under this Indenture (except for Securities authenticated and made available for delivery upon registration of, transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 3.04, 3.06, 3.07, 9.06 or 11.06); PROVIDED, HOWEVER, that the authorized aggregate principal amount of such series may be increased above such amount by a solution to such effect;

                  (c) the Stated Maturity or Maturities on which the principal of the Securities of such series is payable or the method of determination thereof;

                  (d) the rate or rates, if any, at which the Securities of such series shall bear interest, if any, the rate or rates and extent to which Additional Interest, if any, shall be payable in respect of any Securities of such series, the Interest Payment Dates on which such interest shall be payable, the right, pursuant to Section 3.13 or as otherwise set forth therein, of the Company to defer or extend an Interest Payment Date, and the Regular Record Date for the interest payable on any Interest Payment Date or the method by which any of the foregoing shall be determined;

                  (e) the place or places where the principal of (and premium, if any) and interest on the Securities of such series shall be payable, the place or places where the Securities of such series may be presented for registration of transfer or exchange, and the place or places where notices and demands to or upon the Company in respect of the Securities of such series may be made;

                  (f) the period or periods within or the date or dates on which, if any, the price or prices at which and the terms and conditions upon which the Securities of such series may be redeemed, in whole or in part, at the option of the Company;

                  (g) the obligation or the right, if any, of the Company to redeem, repay or purchase the Securities of such series pursuant to any sinking fund, amortization or analogous provisions, or at the option of a Holder thereof, and the period or periods within which, the prices or prices at which, the currency or currencies (including currency unit or units) in which and the other terms and conditions upon which Securities of the series shall be redeemed, repaid or purchased, in whole or in part, pursuant to such obligations;

                  (h) the denominations in which any Securities of such series shall be issuable, if other than in blocks having aggregate principal amounts of $100,000 (100 Securities) or an integral multiple of $100,000 in excess thereof;

                  (i) if other than Dollars, the currency or currencies (including currency unit or units) in which the principal of (and premium, if any) and interest, if any, on the Securities of the series shall be payable, or in which the Securities of the series shall be denominated and the manner of determining the equivalent thereof in Dollars for purposes of the definition of the term "Outstanding";

                  (j) the additions, modifications or deletions, if any, in the Events of Default or covenants of the Company set forth herein with respect to the Securities of such series;

                  (k) if other than the principal amount thereof, the portion of the principal amount of Securities of such series that shall be payable upon declaration of acceleration of the Maturity thereof;

                  (l) the additions or changes, if any, to this Indenture with respect to the Securities of such series as shall be necessary to permit or facilitate the issuance of the Securities of such series in bearer form, registrable or not registrable as to principal, and with or without interest coupons;

                  (m) any index or indices used to determine the amount of payments of principal of and premium, if any, on the Securities of such series or the manner in which such amounts will be determined;

                  (n) the issuance of a temporary Global Security representing all of the Securities of such series and exchange of such temporary Global Security for definitive Securities of such series;

                  (o) whether the Securities of the series shall be issued in whole or in part in the form of one or more Global Securities and, in such case, the Depositary for such Global Securities, which Depositary shall be a clearing agency registered under the Exchange Act;

                  (p) the appointment of any Paying Agent or Agents for the Securities of such series;

                  (q) the terms of any right to convert or exchange Securities of such series into any other securities or property of the Company, and the additions or changes, if any, to this Indenture with respect to the Securities of such series to permit or facilitate such conversion or exchange;

                  (r) the transfer restrictions and legends required to be on the Securities;

                  (s) the definitions of Amended and Restated
         Declaration of Trust, Declaration of Trust and
         Guarantee Agreement for each series;

                  (t) the relative degree, if any, to which the Securities of the series shall be senior to or be subordinated to other series of Securities in right of payment, whether such other series of Securities are Outstanding or not; and

                  (u) any other terms of the Securities of such series (which terms shall not be inconsistent with the provisions of this Indenture).

                  All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided herein or in or pursuant to such Board Resolution and set forth in such Officers' Certificate or in any such indenture supplemental hereto.

                  Unless otherwise provided with respect to the Securities of any series, at the option of the Company, interest on the Securities of any series that bears interest may be paid (except in the case of Securities in Global form) (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Securities Register or (ii) by wire transfer in immediately available funds at such place and to such account as may be designated by the Person entitled thereto as specified in the Securities Register.

                  SECTION 3.02. DENOMINATIONS. The Securities of each series shall be in registered form without coupons and shall be issuable in blocks having an aggregate principal amount of $100,000 (100 Securities) or an integral multiple of $100,000 in excess thereof, unless otherwise specified as contemplated by Section 3.01.

                  SECTION 3.03. EXECUTION, AUTHENTICATION, DELIVERY AND DATING. The Securities shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents under its corporate seal reproduced or impressed thereon and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

                  Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities. At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication. Securities may be authenticated on original issuance from time to time and delivered pursuant to such procedures acceptable to the Trustee ("Procedures") as may be specified from time to time by Company Order. Procedures may authorize authentication and delivery pursuant to oral instructions of the Company or a duly authorized agent, which instructions shall be promptly confirmed in writing. The Trustee shall authenticate and deliver such Securities in accordance with such instructions and as provided in this Indenture.

                  Prior to the delivery of a Security in any such form to the Trustee for authentication, the Company shall deliver to the Trustee the following:

                  (a) a Company Order requesting the Trustee's authentication and delivery of all or a portion of the Securities of such series, and if less than all, setting forth procedures for such authentication;

                  (b) the Board Resolution by or pursuant to which such form of Security has been approved, and the Board Resolution, if any, by or pursuant to which the terms of the Securities of such series have been approved, and, if pursuant to a Board Resolution, an Officers' Certificate describing the action taken;

                  (c) an Officers' Certificate dated the date such certificate is delivered to the Trustee, stating that all conditions precedent provided for in this Indenture relating to the authentication and delivery of Securities in such form and with such terms have been complied with; and

                  (d) an Opinion of Counsel stating that (i) the form of such Securities has been duly authorized and approved in conformity with the provisions of this Indenture; (ii) the terms of such Securities have been duly authorized and determined in conformity with the provisions of this Indenture, or, if such terms are to be determined pursuant to Procedures, as defined above, when so determined such terms shall have been duly authorized and determined in conformity with the provisions of this Indenture; and (iii) Securities in such form when completed by appropriate insertions and executed and delivered by the Company to the Trustee for authentication in accordance with this Indenture, authenticated and made available for delivery by the Trustee in accordance with this Indenture within the authorization as to aggregate principal amount established from time to time by the Board of Directors and sold in the manner specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company entitled to the benefits of this Indenture, subject to bankruptcy, reorganization, insolvency, fraudulent transfer, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles and except as enforcement thereof may be limited by (A) requirements that a claim with respect to any Securities denominated other than in Dollars (or a Foreign Currency or currency unit judgment in respect of such claim) be converted into Dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or (B) governmental authority to limit, delay or prohibit the making of payments in Foreign Currencies or currency units or payments outside the United States, and subject to such other qualifications as such counsel shall conclude do not materially affect the rights of Holders of such Securities.

                  The Trustee shall be entitled to receive the documents referred to in clauses (b) and (d) above only at or prior to the first request of the Company to the Trustee to authenticate Securities of such series.

                  Each Security shall be dated the date of its authentication.

                  No Security shall be entitled to any benefit under this Indenture, or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by the manual signature of one of its authorized officers, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and made available for delivery hereunder.

                  SECTION 3.04.  TEMPORARY SECURITIES.  Pending the
preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any denomination, substantially of the tenor of the definitive Securities of such series in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

                  If temporary Securities of any series are issued, the Company will cause definitive Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for that purpose without charge to the Holder. Upon surrender for cancelation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations having the same Original Issue Date and Stated Maturity and having the same terms as such temporary Securities. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

                  SECTION 3.05. GLOBAL SECURITIES. (a) Each Global Security issued under this Indenture shall be registered in the name of the Depositary designated by the Company for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

                  (b) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (a) such Depositary advises the Trustee in writing that such Depositary is no longer willing or able to continue as a Depositary with respect to such Global Security, and no successor depositary shall have been appointed, or if at any time the Depositary ceases to be a "clearing agency" registered under the Exchange Act, at a time when the Depositary is required to be so registered to act as such depositary, (b) the Company in its sole discretion determines that such Global Security shall be so exchangeable, (c) there shall have occurred and be continuing an Event of Default or (d) pursuant to the following sentence. All or any portion of a Global Security may be exchanged for a Security that has a like aggregate principal amount and is not a Global Security upon 20 days' prior request made by the Depositary or its Agent Member to the Securities Registrar.

                  (c) If any Global Security is to be exchanged for other Securities or canceled in whole, it shall be surrendered by or on behalf of the Depositary or its nominee to the Securities Registrar for exchange or cancelation as provided in this Article III. If any Global Security is to be exchanged for other Securities or canceled in part, or if another Security is to be exchanged in whole or in part for a beneficial interest in any Global Security, then either (i) such Global Security shall be so surrendered for exchange or cancelation as provided in this Article III or (ii) the principal amount thereof shall be reduced, subject to Section 3.06(b)(iv), or increased by an amount equal to the portion thereof to be so exchanged or canceled, or equal to the principal amount of such other Security to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Securities Registrar, whereupon the Trustee shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Security by the Depositary, accompanied by registration instructions and, to the extent required by Section 3.06, a Restricted Securities Certificate, the Trustee shall, subject to Section 3.05(b) and as otherwise provided in this Article III, authenticate and make available for delivery any Securities issuable in exchange for such Global Security (or any portion thereof) in accordance with the instructions of the Depositary. The Trustee shall not be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be fully protected in relying on, such instructions.

                  (d) The Depositary or its nominee, as registered owner of a Global Security, shall be the Holder of such Global Security for all purposes under this Indenture and the Securities, and owners of beneficial interests in a Global Security shall hold such interest pursuant to the rules and procedures of the Depositary. Accordingly, any such owner's beneficial interests in a Global Security shall be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or its nominee or its Agent Members. Neither the Trustee nor the Securities Registrar shall have any liability in respect of any transfers effected by the Depositary.

                  (e) The rights of the beneficial interests in a Global Security shall be exercised only through the Depositary and shall be limited to those established by law and agreements between such owners and the Depositary and/or its Agent Members.

                  SECTION 3.06. REGISTRATION, TRANSFER AND EXCHANGE GENERALLY; CERTAIN TRANSFERS AND EXCHANGES; RESTRICTED SECURITIES LEGENDS. (a) The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of the Securities and of transfers of Securities. Such register is herein sometimes referred to as the "Securities Register". The Trustee is hereby appointed "Securities Registrar" for the purpose of registering the Securities and transfers of Securities as herein provided.

                  Upon surrender for registration of transfer of any Security at the office or agency of the Company designated for that purpose the Company shall execute, and the Trustee shall authenticate and make available for delivery, in the name of the designated transferee or transferees, one or more new Securities of the same series of any authorized denominations, of a like aggregate principal amount, of the same Original Issue Date and Stated Maturity and having the same terms and bearing such restrictive legends as may be required by this Indenture.

                  At the option of the Holder, Securities may be exchanged for other Securities of the same series of any authorized denominations, of a like aggregate principal amount, of the same Original Issue Date and Stated Maturity and having the same terms and bearing such restrictive legends as may be required by this Indenture, upon surrender of the Securities to be exchanged at such office or agency.


Whenever any securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and make available for delivery, the Securities which the Holder making the exchange is entitled to receive.

                  All Securities issued upon any transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange.

                  Every Security presented or surrendered for transfer or exchange shall (if so required by the Company or the Securities Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Securities Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

                  No service charge shall be made to a Holder for any transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Securities.

                  Neither the Company nor the Trustee shall be required, pursuant to the provisions of this Section, (a) to issue, transfer or exchange any Security of any series during a period beginning at the opening of business 15 days before the day of mailing of a notice of redemption of Securities pursuant to Article XI and ending at the close of business on the day of mailing of notice of redemption or (b) to transfer or exchange any Security so selected for redemption in whole or in part, except, in the case of any Security to be redeemed in part, any portion thereof not to be redeemed.

                  (b) CERTAIN TRANSFERS AND EXCHANGES. Notwithstanding any other provision of the Indenture, transfers and exchanges of Securities and beneficial interests in a Global Capital Security of the kinds specified in this Section 3.06(b) shall be made only in accordance with this Section 3.06(b).

                  (i) NON-GLOBAL SECURITY TO GLOBAL SECURITY. If the Holder of a Security (other than a Global Security) wishes at any time to transfer all or any portion of such Security to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Global Security, such transfer may be effected only in accordance with the provisions of this clause (b)(i) and subject to the rules and procedures of the Depositary. Upon receipt by the Securities Registrar of (A) such Security as provided in Section 3.06(a) and instructions satisfactory to the Securities Registrar directing that a beneficial interest in the Global Security in a specified principal amount not greater than the principal amount of such Security be credited to a specified Agent Member's account and (B) a Securities Certificate duly executed by such Holder or such Holder's attorney duly authorized in writing, then the Securities Registrar shall cancel such Security (and issue a new Security in respect of the untransferred portion thereof) as provided in Section 3.06(a) and increase the aggregate principal amount of the Global Security by the specified principal amount as provided in Section 3.05(c).

                  (ii) NON-GLOBAL SECURITY TO NON-GLOBAL SECURITY. A Security that is not a Global Security may be transferred, in whole or in part, to a Person who takes delivery in the form of another Security that is not a Global Security as provided in Section 3.06(a); PROVIDED, that if such Security to be transferred in whole or in part is a Restricted Security, the Securities Registrar shall have received a Restricted Securities Certificate duly executed by the transferor Holder or such Holder's attorney duly authorized in writing.

                  (iii) EXCHANGES BETWEEN GLOBAL SECURITY AND NON-GLOBAL SECURITY. A beneficial interest in a Global Security may be exchanged for a Security that is not a Global Security as provided in Section 3.05.

                  (iv) LIMITATIONS RELATING TO PRINCIPAL AMOUNT. Notwithstanding any other provision of this Indenture and unless otherwise specified as permitted by Section 3.01, Securities or portions thereof may be transferred or exchanged only in principal amounts of not less than $100,000 (100 Securities) and integral multiples of $1,000 in excess thereof. Any transfer, exchange or other disposition of Securities in contravention of this Section 3.06(b)(iv) shall be deemed to be void and of no legal effect whatsoever, any such transferee shall be deemed not to be the Holder or owner of any beneficial interest in such Securities for any purpose, including but not limited to the receipt of interest payable on such Securities, and such transferee shall be deemed to have no interest whatsoever in such Securities.

                  (c) RESTRICTED SECURITIES LEGEND. (i) Except as set forth below, all Securities shall bear a Restricted Securities Legend, substantially in the following form:

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH NATIONAL CITY CORPORATION (THE "COMPANY") OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS

         SECURITY) (THE "RESALE RESTRICTIONS TERMINATION DATE") ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE PROPERTY TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM IN ACCORDANCE WITH THE AMENDED AND RESTATED DECLARATION OF TRUST, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY OR THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF A HOLDER AFTER THE RESALE RESTRICTIONS TERMINATION DATE.

                  (ii) Subject to Section 3.06(d) and to the following clauses of this Section 3.06(c), a Security (other than a Global Security) that does not bear a Restricted Securities Legend may be issued in exchange for or in lieu of a Restricted Security or any portion thereof that bears such legend if, in the Company's judgment, placing such a legend upon such new Security is not necessary to ensure compliance with the registration requirements of the Securities Act, and the Trustee, at the written direction of the Company in the form of an Officers' Certificate, shall countersign and deliver such a new Security as provided in this Article III.

                  (iii) Notwithstanding the foregoing provisions of this Section 3.06(c), a successor Security of a Security that does not bear a Restricted Securities Legend shall not bear such form of legend unless the Company has reasonable cause to believe that such successor Security is a "restricted security" within the meaning of Rule 144 under the Securities Act, in which case the Trustee, at the written direction of the Company in the form of an Officers' Certificate, shall countersign and deliver a new Security bearing a Restricted Securities Legend in exchange for such successor Security as provided in this
         Article III.

                  (iv) Upon any sale or transfer of a Restricted Security (including any Restricted Security represented by a Global Security) pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144 under the Securities Act after such registration ceases to be effective: (A) in the case of any Restricted Security that is a definitive Security, the Securities Registrar shall permit the Holder thereof to exchange such Restricted Security for a definitive Security that does not bear the Restricted Securities Legend and rescind any restriction on the transfer of such Restricted Security; and (B) in the case of any Restricted Security that is represented by a Global Security, the Securities Registrar shall permit the Holder of such Global Security to exchange such Global Security for another Global Security that does not bear the Restricted Securities Legend.

                  (v) If Restricted Securities are being presented or surrendered for transfer or exchange then there shall be (if so required by the Trustee), (A) if such Restricted Securities are being delivered to the Securities Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect; or (B) if such Restricted Securities are being transferred, (i) a certification from the transferor in a form substantially similar to that attached hereto as Exhibit A, and (ii) if the Company or Securities Registrar so requests, evidence reasonably satisfactory to them as to the compliance with the restrictions set forth in the Restricted Securities Legend.

                  SECTION 3.07. MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES. If any mutilated Security is surrendered to the Trustee together with such security or indemnity as may be required by the Company or the Trustee to save each of them harmless, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same issue and series of like tenor and principal amount, having the same Original Issue Date and Stated Maturity and bearing the same Interest Rate as such mutilated Security, and bearing a number not contemporaneously outstanding.

                  If there shall be delivered to the Company and to the Trustee
(i) evidence to their satisfaction of the destruction, loss or theft of any Security, and (ii) such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the issuing Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same issue and series of like tenor and principal amount, having the same Original Issue Date and Stated Maturity and bearing the same Interest Rate as such destroyed, lost or stolen Security, and bearing a number not contemporaneously outstanding.

                  In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security, without premium.

                  Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

                  SECTION 3.08. PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED. Interest on any Security of any series which is payable, and is punctually paid or duly provided for, on any Interest Payment Date, shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest in respect of Securities of such series, except that, unless otherwise provided in the Securities of such series, interest payable on the Stated Maturity of a Security shall be paid to the Person to whom principal is paid. The initial payment of interest on any Security of any series which is issued between a Regular Record Date and the related Interest Payment Date shall be payable as provided in such Security or in the Board Resolution pursuant to

Section 3.01 with respect to the related series of Securities.

                  Any interest on any Security which is payable, but is not timely paid or duly provided for, on any Interest Payment Date for Securities of such series (herein called "Defaulted Interest"), shall forthwith cease to be payable to the registered Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series in respect of which interest is in default (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall not be more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first class, postage prepaid, to each Holder of a Security of such series at the address of such Holder as it appears in the Securities Register not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of the Company, cause a similar notice to be published at least once in a newspaper, customarily published in the English language on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                  (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of the series in respect of which interest is in default may be listed and, upon such notice as may be required by such exchange (or by the Trustee if the Securities are not listed), if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such payment shall be deemed practicable by the Trustee.

                  Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security. Any interest on any Security which is deferred or extended pursuant to Section 3.13 shall not constitute Defaulted Interest for purposes of this Section 3.08.

                  SECTION 3.09. PERSONS DEEMED OWNERS. The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Security is registered as the owner of such Security for the purpose of receiving payment of principal of and (subject to Section 3.08) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary. No holder of any beneficial interest in any Global Security held on its behalf by a Depositary shall have any rights under this Indenture with respect to such Global Security, and such Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company or the Trustee from giving effect to any written certification, proxy, or other authorization furnished by a Depositary or impair, as between the Depositary and such holders of beneficial interests, the operation of customary practices governing the exercise of the rights of the Depositary (or its nominee) as Holder of any Security.

                  SECTION 3.10. CANCELATION. All Securities surrendered for payment, redemption, transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee, and any such Securities and Securities surrendered directly to the Trustee for any such purpose shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancelation any Securities previously authenticated and made available for delivery hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities shall be delivered to the Company.

                  SECTION 3.11. AUCTION PROCEDURES; DETERMINATION OF THE APPLICABLE RATE. (a) On and after the Rate Reset Date, the Applicable Rate will be the rate per annum that results from the implementation of certain auction procedures (the "Rate Reset Auction Procedures") set forth in this Section 3.11.

                  (b) The Auction Agent will assemble all Orders submitted to it by the Remarketing Agent prior to 10:00 a.m. on the Business Day following the Submission Deadline and will determine whether one or more of the submitted Orders cover, in the aggregate, more than the Liquidation Amount of Capital Securities (or, if a Distribution Event shall have occurred, the principal amount of the Securities) held by any Existing Holder. If so, the Auction Agent will consider such Orders valid in the following order of priority:

                  (i) all Hold Orders shall be considered valid, but only up to and including the Liquidation Amount of Outstanding Capital Securities (or, if a Distribution Event shall have occurred, the principal amount of Junior Subordinated Debt Securities) held by such Existing Holder;

                  (ii)(A) any Bid shall be considered valid up to and including the excess of the Liquidation Amount of Outstanding Capital Securities (or, if a Distribution Event shall have occurred, the principal amount of Outstanding Securities) held by such Existing Holder over the aggregate Liquidation Amount of Capital Securities (or, if a Distribution Event shall have occurred, the aggregate principal amount of Securities) subject to any Hold Orders referred to in clause (i) above;

                  (B) subject to subclause (A), if more than one Bid with the same rate is submitted by such Existing Holder and the aggregate Liquidation Amount of outstanding Capital Securities (or, if a Distribution Event shall have occurred, the aggregate principal amount of Outstanding Securities) subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess;

                  (C) subject to subclause (A), if more than one Bid with different rates is submitted by such Existing Holder, such Bids shall be considered valid in the ascending order of their respective rates up to the amount of such excess; and

                  (D) in any such event, the aggregate Liquidation Amount of Outstanding Capital Securities (or, if a Distribution Event shall have occurred, the aggregate principal amount of Outstanding Securities), if any, subject to Bids not valid under this clause (ii) shall be treated as the subject of a Bid by a Potential Holder; and

                  (iii) all Sell Orders shall be considered valid but only up to and including the excess of the Liquidation Amount of Outstanding Capital Securities (or, if a Distribution Event shall have occurred, the principal amount of Outstanding Securities) held by such Existing Holder over the aggregate Liquidation Amount of Capital Securities (or, if a Distribution Event shall have occurred, the aggregate principal amount of Securities) subject to Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

                  (c) If any rate specified in any Bid contains more than three figures to the right of the decimal point, round such rate up to the next highest one-thousandth (.001) of 1%.

                  (d) Any Order covering an aggregate Liquidation Amount of Capital Securities (or, if a Distribution Event shall have occurred, aggregate principal amount of Securities) not equal to $100,000 or an integral multiple of $100,000 in excess thereof will be rejected.

                  (e) Any Bids that specify a rate higher than the Treasury Rate plus 5.0% on the Rate Reset Pricing Date (the "Maximum Applicable Rate") will be
(i) treated as a Sell Order if submitted by an Existing Holder and (ii) rejected if submitted by a Potential Holder.

                  (f) The Auction Agent will assemble all Orders submitted or deemed submitted to it by the Remarketing Agent prior to 10:00 a.m. on the Business Day following the Submission Deadline and will determine the excess of the Liquidation Amount of outstanding Capital Securities (or, if a Distribution Event shall have occurred, the principal amount of Outstanding Securities) over the Liquidation Amount of outstanding Capital Securities (or, if a Distribution Event shall have occurred, the principal amount of Outstanding Securities) subject to Submitted Hold Orders (such excess, the "Available Capital Securities", or, if a Distribution Event shall have occurred, the "Available Securities") and whether Sufficient Clearing Bids have been made in the Rate Reset Auction.

                  (g) If Sufficient Clearing Bids have been made (other than because all of the outstanding Capital Securities (or, if a Distribution Event shall have occurred, all of the Outstanding Securities) are subject to Submitted Hold Orders), the Auction Agent will determine the lowest rate per annum specified in the Submitted Bids (the "Winning Bid Rate") which, taking into account the rates in the Submitted Bids by Existing Holders, would result in Existing Holders which Submitted Bids continuing to hold an aggregate Liquidation Amount of Capital Securities (or, if a Distribution Event shall have occurred, aggregate principal amount of Securities) which, when added to the Liquidation Amount of Outstanding Capital Securities (or, if a Distribution Event shall have occurred, the principal amount of Outstanding Securities) to be purchased by Potential Holders based on the rates in the Submitted Bids submitted by them, would equal not less than the Available Capital Securities (or, if a Distribution Event shall have occurred, the Available Securities).

                  (h) If Sufficient Clearing Bids have been made (other than because all of the Outstanding Capital Securities (or, if a Distribution Event shall have occurred, all of the Outstanding Securities) are subject to Submitted Hold Orders) and subject to paragraph (i) below, the Auction Agent will accept or reject Submitted Bids so that Existing Holders and Potential Holders of Capital Securities (or, if a Distribution Event shall have occurred, Securities) sell, continue to hold (it being understood that Existing Holders which submitted Hold Orders shall continue to hold the Capital Securities (or, if a Distribution Event shall have occurred, Securities) subject to such Hold Orders) and/or purchase Capital Securities (or, if a Distribution Event shall have occurred, Securities) as set forth below:

                  (i) each Existing Holder that submitted a Submitted Sell Order or a Submitted Bid specifying a rate higher than the Winning Bid Rate shall sell the

         Liquidation Amount of outstanding Capital Securities (or, if a Distribution Event shall have occurred, the principal amount of Outstanding Securities) subject to such Submitted Sell Order or Submitted Bid;

                  (ii) each Existing Holder that submitted a Submitted Bid specifying a rate lower than the Winning Bid Rate shall continue to hold the Liquidation Amount of Outstanding Capital Securities (or, if a Distribution Event shall have occurred, the principal amount of Outstanding Securities) subject to such Submitted Bid;

                  (iii) each Potential Holder that submitted a Submitted Bid specifying a rate lower than the Winning Bid Rate shall purchase the Liquidation Amount of Outstanding Capital Securities (or, if a Distribution Event shall have occurred, the principal amount of Outstanding Securities) subject to such Submitted Bid;

                  (iv) each Existing Holder that submitted a Submitted Bid specifying a rate equal to the Winning Bid Rate shall continue to hold the Liquidation Amount of Outstanding Capital Securities (or, if a Distribution Event shall have occurred, the principal amount of Outstanding Securities) subject to such Submitted Bid, unless the Liquidation Amount of Outstanding Capital Securities (or, if a Distribution Event shall have occurred, the principal amount of Outstanding Securities) subject to all such Submitted Bids is greater than the excess of the Available Capital Securities (or, if a Distribution Event shall have occurred, the Available Securities) over the Liquidation Amount of Outstanding Capital Securities (or, if a Distribution Event shall have occurred, the principal amount of Outstanding Securities) accounted for in clauses (ii) and (iii) above, in which event each Existing Holder with such a Submitted Bid shall sell a Liquidation Amount of Outstanding Capital Securities (or, if a Distribution Event shall have occurred, a principal amount of Outstanding Securities) subject to such Submitted Bid determined on a pro rata basis based on the aggregate Liquidation Amount of Outstanding Capital Securities (or, if a Distribution Event shall have occurred, the aggregate principal amount of Outstanding Securities) subject to all such Submitted Bids by such Existing Holders; and

                  (v) each Potential Holder that submitted a Submitted Bid specifying a rate equal to the Winning Bid Rate shall purchase any Available Capital

         Securities (or, if a Distribution Event shall have occurred, any Available Securities) not accounted for in clauses (ii), (iii) or (iv) above on a pro rata basis based on the Liquidation Amount of Outstanding Capital Securities (or, if a Distribution Event shall have occurred, the principal amount of Outstanding Securities) subject to all such Submitted Bids.

                  (i) If as a result of the Rate Reset Auction Procedures set forth in this Section 3.11, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a Liquidation Amount of Capital Securities (or, if a Distribution Event shall have occurred, a principal amount of Junior Subordinated Debt Securities) that is not equal to $100,000 or an integral multiple of $100,000 in excess thereof, the Auction Agent will, in such manner as is in its sole discretion, round up or down the Liquidation Amount of Capital Securities (or, if a Distribution Event shall have occurred, the principal amount of Securities) being sold or purchased in the Rate Reset Auction so that the Liquidation Amount of Capital Securities (or, if a Distribution Event shall have occurred, the principal amount of Securities) sold or purchased by each Existing Holder or Potential Holder shall be equal to $100,000 or an integral multiple of $100,000 in excess thereof.

                  (j) If as a result of the Rate Reset Auction Procedures set forth in this Section 3.11, any Potential Holder would be entitled or required to purchase less than $100,000 Liquidation Amount of Capital Securities (or, if a Distribution Event shall have occurred, principal amount of Securities), it will, in such manner as is in its sole discretion, allocate Liquidation Amounts of Capital Securities (or, if a Distribution Event shall have occurred, principal amounts of Securities) for purchase among Potential Holders so that only Liquidation Amounts of Capital Securities (or, if a Distribution Event shall have occurred, principal amounts of Securities) equal to $100,000 or an integral multiple in excess thereof are purchased by any such Potential Holder, it being understood that the Auction Agent will effect such allocation even if one or more Potential Holders who would otherwise be entitled or required to do so will be as a result prevented thereby from purchasing Capital Securities (or, if a Distribution Event shall have occurred, Securities).

                  (k) The Auction Agent will, if applicable, advise the Remarketing Agent, the Company and the Trustee of the Winning Bid Rate by 9:00 a.m. on the Rate Reset Pricing Date.

                  (l) The Auction Agent will, if applicable, advise the Remarketing Agent, the Company and the Trustee by 9:00 a.m. on the Rate Reset Pricing Date if all of the outstanding Capital Securities (or, if a Distribution Event shall have occurred, all of the outstanding Securities) are subject to Submitted Hold Orders.

                  (m) The Auction Agent will be entitled to rely on all Orders submitted or deemed submitted to it and the Maximum Applicable Rate submitted to it, in each case by the Remarketing Agent prior to 10:00 a.m. on the Business Day following the Submission Deadline.

                  SECTION 3.12. COMPUTATION OF INTEREST. Except as otherwise specified as contemplated by Section 3.01 for Securities of any series, interest on the Securities of each series for any period shall be computed on the basis of a 360-day year of twelve 30-day months and interest on the Securities of each series for any partial period shall be computed on the basis of the number of days elapsed in a 360-day year of twelve 30-day months.

                  SECTION 3.13. DEFERRALS OF INTEREST PAYMENT DATES. If specified as contemplated by Section 3.01 with respect to the Securities of a particular series, on or after the Rate Reset Date provided that no Event of Default has occurred and is continuing with respect to such Securities, the Company shall have the right, at any time or from time to time during the term of such series, to defer the payment of interest on such Securities for such period or periods as may be specified as contemplated by Section 3.01 (each, an "Extension Period") during which Extension Periods the Company shall have the right to make partial payments of interest on any Interest Payment Date. No Extension Period shall end on a date other than an Interest Payment Date. At the end of any such Extension Period the Company shall pay all interest then accrued and unpaid on the Securities (together with interest thereon accrued at available annual rate equal to the Applicable Rate, compounded semi-annually from the relevant Interest Payment Date, to the extent permitted by applicable law), PROVIDED, HOWEVER, that no Extension Period may extend beyond the Stated Maturity of these Securities. During an Extension Period, interest will continue to accrue and Holders of the Securities will be required to accrue interest income for U.S. Federal income tax purposes. During any such Extension Period, the Company shall not (i) declare or pay dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Company's capital stock (which includes common and preferred stock), or (ii) make any payment of principal, interest, or premium, if any, on or repay, repurchase or redeem any debt securities of the Company (including Other Debentures) that rank PARI PASSU with or junior in interest to the Securities of such series or (iii) make any guarantee payments with respect to any guarantee by the Company of the debt securities of any Subsidiary of the Company if such guarantee ranks PARI PASSU with or junior in interest to the Securities of such series (other than (a) dividends or distributions in common stock of the Company, (b) any declaration of a dividend in connection with the implementation of a stockholders' rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto, (c) payments under the applicable National City Capital Guarantee, (d) purchases or acquisitions of shares of the Company's Common Stock in connection with the satisfaction by the Company of its obligations under any employee benefit plan or other contractual obligation of the Company (other than a contractual obligation ranking PARI PASSU with or junior to these Securities, (e) as a result of a reclassification of the Company's capital stock or the exchange or conversion of one class or series of the Company's capital stock for another class or series of the Company's capital stock, or (f) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged). Prior to the termination of any such Extension Period, the Company may further extend such Extension Period; PROVIDED, HOWEVER, that no Extension Period shall exceed 10 consecutive semi-annual periods or extend beyond the Stated Maturity of such Securities. Upon termination of any Extension Period and upon the payment of all accrued and unpaid interest and any Additional Interest then due on any Interest Payment Date, and subject to the foregoing limitations, the Company may elect to begin a new Extension Period. No interest shall be due and payable during an Extension Period, except at the end thereof. The Company shall give the Holders, the Trustee and the Property Trustee notice of its election to begin any such Extension Period (or an extension thereof) at least three Business Days prior to the Interest Payment Date or, with respect to the Securities of a series issued to a National City Capital Trust, prior to the earlier of (i) the date the Distributions on the Trust Securities of such National City Capital Trust would have been payable except for the election to begin or extend such Extension Period or (ii) the date the Administrative Trustees of such National City Capital Trust are required to give notice to any automated quotation system or to holders of Trust Securities of the record date or the date such Distributions are payable, but in any event not less than three Business Days prior to such record date. There is no limitation on the number of times that the Company may elect to begin an Extension Period.

                  SECTION 3.14. CUSIP NUMBERS. The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption or other related material as a convenience to Holders; PROVIDED, HOWEVER, that any such notice or other related material may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption or other related material and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.

                  So long as the Securities are held by or on behalf of a National City Capital Trust, notwithstanding anything to the contrary herein, the Company shall have the right to set off any payment it is otherwise required to make hereunder in respect of any Security with and to the extent the Company has theretofore made, or is concurrently on the date of such payment making, any payment under Guarantee used to satisfy the related payment of indebtedness hereunder.

                                   ARTICLE IV

                           Satisfaction and Discharge
                           --------------------------

                  SECTION 4.01. SATISFACTION AND DISCHARGE OF INDENTURE. This Indenture, upon Company Request, shall cease to be of further effect (except as to (i) any surviving rights of transfer, substitution and exchange of Securities, (ii) rights hereunder of Holders to receive payments of principal of (and premium, if any) and interest on the Securities and other rights, duties and obligations of the Holders as beneficiaries hereof with respect to the amounts, if any, deposited with the Trustee pursuant to this Article IV and
(iii) the rights and obligations of the Trustee hereunder), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                  (1) either

                           (A) all Securities theretofore authenticated and
                  delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.07 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.03) have been delivered to the Trustee for cancelation; or

                           (B) all such Securities not theretofore
                  delivered to the Trustee for cancelation

                                    (i) have become due and payable, or

                                    (ii) will become due and payable at their
                           Stated Maturity within one year of the date of deposit, or

                                    (iii) are to be called for redemption within
                           one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

         and the Company, in the case of Clause (B)(i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose an amount in the currency or currencies in which the Securities of such series are payable sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancelation, for principal and interest (including any Additional Interest) to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or the date for redemption, as the case may be;

                  (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture or the earlier resignation or removal of the Trustee, the obligations of the Company to the Trustee under Section 6.07 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 4.02 and the last paragraph of Section
10.03 shall survive.

                  SECTION 4.02. APPLICATION OF TRUST MONEY. Subject to the provisions of the last paragraph of Section 10.03, all money deposited with the Trustee pursuant to Section 4.01, shall be held in trust and applied by the Trustee, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for the payment of which such money or obligations have been deposited with or received by the Trustee; PROVIDED, HOWEVER, that such moneys need not be segregated from other funds except to the extent required by law.

                                    ARTICLE V

                                    Remedies
                                    --------

                  SECTION 5.01. EVENTS OF DEFAULT. "Event of Default", wherever used herein with respect to the Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) default in the payment of any interest upon any Security of that series, including any Additional Interest in respect thereof, when it becomes due and payable, and continuance of such default for a period of 30 days (subject to the deferral of any due date in the case of an Extension Period); or

                  (2) default in the payment of the principal of (or premium, if any, on) any Security of that series when due, whether at its Maturity, upon redemption, by declaration of acceleration or otherwise; or

                                                                             62
                  (3) default in the observation or performance in any material respect, of any covenant of the Company in this Indenture (other than a covenant a default in the performance of which or the breach of which is elsewhere in this Section specifically dealt with), and continuance of such default for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate outstanding principal amount of the Securities of that series a written notice specifying such default and requiring it to be remedied; or

                  (4) the entry or a decree or order by a court having jurisdiction in the premises adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (5) the institution by the Company of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due and its willingness to be adjudicated a bankrupt, or the taking of corporate action by the Company in furtherance of any such action; or

                  (6) in respect of a series issued to a National City Capital Trust, the voluntary or involuntary dissolution, winding-up or termination of a National City Capital Trust, except in connection with the distribution of the Securities of such series to the holders of Trust Securities in liquidation of such National City Capital Trust, the redemption of all the Trust Securities of a National City Capital Trust, or certain mergers, consolidations or amalgamations, each as permitted by the applicable Trust Agreement; or

                  (7) any other Event of Default with respect to Securities of that series as set forth in the Board Resolution and the Officers' Certificate, or established in a supplemental indenture hereto, prior to the issuance of the series of such Securities as contemplated by
         Section 3.01.

                  SECTION 5.02. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT. If an Event of Default (other than an Event of Default specified in Section 5.01(4) or 5.01(5) herein) with respect to Securities of any series at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of that series may declare the principal amount (or, if the Securities of that series are Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), PROVIDED, HOWEVER, that, in the case of the Securities of a series issued to a National City Capital Trust, if, upon such an Event of Default, the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of that series fail to declare the principal of all the Securities of that series to be immediately due and payable, the holders of at least 25% in aggregate Liquidation Amount of the corresponding series of Capital Securities then outstanding shall have such right by a notice in writing to the Company and the Trustee with a copy to the Property Trustee. The Holders of a majority in aggregate principal amount of the Outstanding Securities of a series may annul such declaration and waive the default by written notice to the Property Trustee, the Company and the Trustee if the default (other than the nonpayment of the principal of these Securities which has become due solely by such acceleration) has been cured and a sum sufficient to pay all matured installments of interest and principal due otherwise than by acceleration has been deposited with the Trustee. Should the Holders of the Securities of such a series fail to annul such declaration and waive such default, the holders of a majority in aggregate Liquidation Amount of the Capital Securities shall have such right. Upon any such declaration such principal amount (or specified amount) of and the accrued interest (including any Additional Interest) on all the Securities of such series shall become immediately due and payable, PROVIDED, HOWEVER, that the payment of principal and interest (including any Additional Interest) on such Securities shall remain subordinated to the extent provided in Article XIV. If an Event of Default specified in Section 5.01(4) or 5.01(5) with respect to Securities of any series at the time Outstanding occurs, the principal amount of all the Securities of that series shall automatically, and without any declaration or other action on the part of the Trustee or any Holder, become immediately due and payable.

                  At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in aggregate principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

                  (1) the Company has paid or deposited with the Trustee a sum sufficient to pay:

                           (A) all overdue installments of interest
                  (including any Additional Interest) on all Securities of that series,

                           (B) the principal of (and premium, if any, on) any
                  Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Securities, and

                           (C) all sums paid or advanced by the Trustee
                  hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                  (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which has become due solely by such acceleration, have been cured or waived as provided in Section 5.13.

                  The Company is required to file annually with the Trustee a certificate as to whether or not the Company is in compliance with all the conditions and covenants applicable to it under this Indenture.

                  No such rescission shall affect any subsequent default or impair any right consequent thereon.

                  Upon receipt by the Trustee of written notice declaring such an acceleration, or rescission and annulment thereof, with respect to Securities of a series all or part of which is represented by a Global Security, a record date shall be established for determining Holders of Outstanding Securities of such series entitled to join in such notice, which record date shall be at the close of business on the day the Trustee receives such notice. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date; PROVIDED, HOWEVER, that, unless such declaration of acceleration, or rescission and annulment, as the case may be, shall have become effective by virtue of the requisite percentage having joined in such notice prior to the day which is 90 days after such record date, such notice of declaration of acceleration, or rescission and annulment, as the case may be, shall automatically and without further action by any Holder be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new written notice of declaration of acceleration, or rescission and annulment thereof, as the case may be, that is identical to a written notice which has been canceled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 5.02.

                  SECTION 5.03. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE. The Company covenants that if:

                  (1) default is made in the payment of any instalment of interest (including any Additional Interest) on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

                  (2) default is made in the payment of the principal of (and premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal, including any sinking fund payment or analogous obligations (and premium, if any) and interest (including any Additional Interest); and, in addition thereto, all amounts owing to the Trustee under Section 6.07 and Section 10.06.

                  If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

                  If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

                  SECTION 5.04. TRUSTEE MAY FILE PROOFS OF CLAIM. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors,

                  (a) the Trustee (irrespective of whether the principal of the Securities of any series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest (including any Additional Interest)) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                           (i) to file and prove a claim for the whole amount of
                  principal (and premium, if any) and interest (including any Additional Interest) owing and unpaid in respect to the Securities and to file such other papers or documents as may be necessary or advisable and to take any and all actions as are authorized under the Trust Indenture Act in order to have the claims of the Holders and any predecessor to the Trustee under

                  Section 6.07 and of the Holders allowed in any such judicial proceedings; and

                           (ii) in particular, the Trustee shall be authorized
                  to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same in accordance with Section 5.06; and

                  (b) any custodian, receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee for distribution in accordance with Section 5.06, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it and any predecessor Trustee under Section 6.07.

                  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any proceeding; PROVIDED, HOWEVER, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

                  SECTION 5.05. TRUSTEE MAY ENFORCE CLAIM WITHOUT POSSESSION OF SECURITIES. All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of all the amounts owing the Trustee and any predecessor Trustee under Section 6.07, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

                  SECTION 5.06. APPLICATION OF MONEY COLLECTED. Any money or property collected or to be applied by the Trustee with respect to a series of Securities pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money or property on account of principal (or premium, if any) or interest (including any

Additional Interest), upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST: to the payment of all amounts due the Trustee and any predecessor Trustee under Section 6.07;

                  SECOND: to the payment of the amounts then due and unpaid upon such series of Securities for principal (and premium, if any) and interest (including any Additional Interest), in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such series of Securities for principal (and premium, if any) and interest (including any Additional Interest), respectively; and

                  THIRD: the balance, if any, to the Person or Persons entitled thereto.

                  SECTION 5.07. LIMITATION ON SUITS. No Holder of any Securities of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture or for the appointment of a receiver, assignee, trustee, liquidator, sequestrator (or other similar official) or for any other remedy hereunder, unless:

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

                  (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such

         60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing itself of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Securities, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

                  SECTION 5.08. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST. Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right which is absolute and unconditional to receive payment of the principal of (and premium, if any) and (subject to Section 3.08) interest (including any Additional Interest) on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder. In the case of Securities of a series issued to a National City Capital Trust, any holder of the corresponding series of Capital Securities shall have the right, upon the occurrence of an Event of Default described in Section 5.01(1) or 5.01(2) hereof, to institute a suit directly against the Company for enforcement of payment to such Holder of principal of (and premium, if any) and (subject to Section 3.08) interest (including any Additional Interest) on the Securities having a principal amount equal to the aggregate Liquidation Amount of the Capital Securities of the corresponding series held by such Holder. Notwithstanding any payments made to a holder of Capital Securities by the Company in connection with a suit directly against the Company, the Company shall remain obligated to pay the principal of or interest on the Securities, and the Company shall be subrogated to the rights of the holder of such Capital Securities with respect to payments on the Capital Securities to the extent of any payments made by the Company to such holder in any suit directly against the Company.

                  The holders of the Capital Securities will not be able to exercise directly any remedies, other than those set forth in this Section 5.08, available to the holders of the Securities unless there shall have been an Event of Default under the Trust Agreement.

                  SECTION 5.09. RESTORATION OF RIGHTS AND REMEDIES. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every case the Company, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

                  SECTION 5.10. RIGHTS AND REMEDIES CUMULATIVE. Except as otherwise provided in the last paragraph of Section 3.07, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  SECTION 5.11. DELAY OR OMISSION NOT WAIVER. Except as otherwise provided in the last paragraph of Section 3.07, no delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein.

                  Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders as the case may be.

                  SECTION 5.12. CONTROL BY HOLDERS. The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, PROVIDED that:

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture;

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; and

                  (3) subject to the provisions of Section 6.01, the Trustee shall have the right to decline to follow such direction if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine that the proceeding so directed would be unjustly prejudicial to the Holders not joining in any such direction or would involve the Trustee in personal liability.

                  Upon receipt by the Trustee of any written notice directing the time, method or place of conducting any such proceeding or exercising any such trust or power, with respect to Securities of a series all or part of which is represented by a Global Security, a record date shall be established for determining Holders of Outstanding Securities of such series entitled to join in such notice, which record date shall be at the close of business on the day the Trustee receives such notice. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date; PROVIDED, HOWEVER, that, unless the Holders of a majority in principal amount of the Outstanding Securities of such series shall have joined in such notice prior to the day which is 90 days after such record date, such notice shall automatically and without further action by any Holder be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new written notice identical to a written notice which has been canceled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 5.12.

                  SECTION 5.13. WAIVER OF PAST DEFAULTS. The Holders of a majority in aggregate principal amount of the Outstanding Securities of a series affected thereby may, on behalf of the Holders of all the Securities of such series, waive any past default, except a default in the payment of principal of (and premium, if any) or interest (including any Additional Interest) (unless such default has been cured and a sum sufficient to pay all overdue installments of interest and principal due otherwise than by acceleration has been deposited with the Trustee) on any Security of such series or a default in respect of a covenant or provision which under Article IX cannot be modified or amended without the consent of the Holder of each outstanding Security of such series and, in the case of Securities of a series issued to a National City Capital Trust, should the Holders of such Securities fail to annul such declaration and waive such default, the holders of a majority in aggregate Liquidation Amount of the related series of Capital Securities shall have such right.

                  Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                  SECTION 5.14. UNDERTAKING FOR COSTS. All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (and premium, if any) or interest (including any Additional Interest) on any Security on or after the respective Stated Maturities expressed in such Security.

                  SECTION 5.15. WAIVER OF USURY, STAY OR EXTENSION LAWS. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE VI

                                   The Trustee
                                   -----------

                  SECTION 6.01. CERTAIN DUTIES AND RESPONSIBILITIES.
(a)  Except during the continuance of an Event of Default:

                  (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

                  (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                  (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct except that:

                  (i) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

                  (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of Holders pursuant to Section 5.12 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series.

                  (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that repayment of such funds or indemnity satisfactory to its against such risk or liability is not assured to it.

                  (e) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

                  SECTION 6.02. NOTICE OF DEFAULTS. Within 90 days after actual knowledge by a Responsible Officer of the Trustee of the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series, as their names and addresses appear in the Securities Register, notice of such default hereunder known to a Responsible Officer of the Trustee, unless such default shall have been cured or waived; PROVIDED, HOWEVER, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest (including any Additional Interest) on any Security of such series, the Trustee shall be fully protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of Securities of such series; and PROVIDED, FURTHER, HOWEVER, that, in the case of any default of the character specified in Section 5.01(3), no such notice to Holders of Securities of such series shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

                  SECTION 6.03. CERTAIN RIGHTS OF TRUSTEE. Subject to the provisions of Section 6.01:

                  (a) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, Security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) shall be entitled to receive and may, in the absence of bad faith on its part, conclusively rely upon an Officers' Certificate;

                  (d) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, indenture, Security or other paper or document, but the Trustee in its discretion may make such inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                  (h) the Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Indenture;

                  (i) the Trustee shall not be charged with knowledge of any Event of Default unless either (1) a Responsible Officer of the Trustee shall have actual knowledge or (2) the Trustee shall have received notice thereof in accordance with Section 1.05(1) hereof from the Company or a Holder;

                  (j) no permissive power or authority available to the Trustee shall be construed as a duty; and

                  (k) the Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

                  SECTION 6.04. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES. The recitals contained herein and in the Securities (including the Restrictive Securities Legends thereon), except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or any offering or disclosure materials prepared in connection therewith. The Trustee shall not be accountable for the use or application by the Company of the Securities or the proceeds thereof.

                  SECTION 6.05. MAY HOLD SECURITIES. The Trustee, any Paying Agent, Securities Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 6.08 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Securities Registrar or such other agent.

                  SECTION 6.06. MONEY HELD IN TRUST. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The

Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

                  SECTION 6.07. COMPENSATION AND REIMBURSEMENT. The Company, as borrower on the Securities, agrees:

                  (1) to pay to the Trustee from time to time such compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation a trustee of an express trust);

                  (2) to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense (other than taxes based upon, measured by or determined by the income of the Trustee) (including the reasonable compensation and the expenses and disbursements of its agents and counsel) incurred without negligence or bad faith, arising out of or in connection with the acceptance or administration of this trust or the performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                  The obligations of the Company under this Section 6.07 shall survive the termination of this Indenture or the earlier resignation or removal of the Trustee.

                  To secure the Company's payment obligations in this Section, the Company and the Holders agree that the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee. Such lien shall survive the satisfaction and discharge of this Indenture.

                  When the Trustee incurs expenses or renders services after an Event of Default specified in Section 5.01(4) or (5) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under the Bankruptcy Code of 1978, as amended, or any successor statute.

                  The provisions of this Section 6.07 shall survive the termination of this Indenture.

                  SECTION 6.08. DISQUALIFICATION; CONFLICTING INTERESTS. The Trustee for the Securities of any series issued hereunder shall be subject to the provisions of Section 310(b) of the Trust Indenture Act. Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in the second-to-last paragraph of Section 301(b) of the Trust Indenture Act.

                  SECTION 6.09. CORPORATE TRUSTEE REQUIRED, ELIGIBILITY. There shall at all times be a Trustee hereunder which shall be:

                  (a) a corporation organized and doing business under the laws of the United States of America or of any state, territory or the District of Columbia, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by Federal, state, territorial or District of Columbia authority, or

                  (b) a corporation or other Person organized and doing business under the laws of a foreign government that is permitted to act as Trustee pursuant to a rule, regulation or order of the Commission, authorized under such laws to exercise corporate trust powers, and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to the supervision or examination applicable to United States institutional trustees, in either case having a combined capital and surplus of at least $50,000,000, subject to supervision of examination by Federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article. Neither the Company nor any Person directly or indirectly controlling, controlled by or under common control with the Company shall serve as Trustee for the Securities of any series issued hereunder.

                  SECTION 6.10. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR. (a) No resignation or removal of the Trustee and no appointment of a Successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the Successor Trustee under Section 6.11.

                  (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If an instrument of acceptance by a Successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a Successor Trustee with respect to the Securities of such series.

                  (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

                  (d)  If at any time:

                  (i) the Trustee shall fail to comply with Section 6.08 after written request therefor by the Company or by any Holder who has been a Holder of a Security for at least six months, or

                  (ii) the Trustee shall cease to be eligible under Section 6.09 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                  (iii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case,
         (i) the Company, acting pursuant to the authority of a Board Resolution, may remove the Trustee, or (ii) subject to Section 5.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a Successor Trustee.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a Successor Trustee with respect to the Securities of that or those series. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a Successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the Successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the Successor Trustee with respect to the Securities of such series and supersede the Successor Trustee appointed by the Company. If no Successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, within 30 days of such resignation or removal the Trustee or any Holder who has been a Holder of a Security for at least six months, subject to Section 5.14, on behalf of himself and all others similarly situated, may petition any court of competent jurisdiction for the appointment of a Successor Trustee with respect to the Securities of such series.

                  (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a Successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities of such series as their names an addresses appear in the Securities Register. Each notice shall include the name of the Successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

                  SECTION 6.11. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR. (a) In case of the appointment hereunder of a Successor Trustee with respect to all Securities, every such Successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such Successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the Successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such Successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such Successor Trustee all property and money held by such retiring Trustee hereunder.

                  (b) In case of the appointment hereunder of the Successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each Successor Trustee with respect to the Securities of one or more series shall execute and deliver a written instrument or an indenture supplemental hereto wherein each Successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each Successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such Successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such written instrument or supplemental indenture shall constitute such Trustee co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee and upon the execution and delivery of such written instrument or supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such Successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts, and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such Successor Trustee relates; but, on request of the Company or any Successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such Successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such Successor Trustee relates.

                  (c) Upon request of any such Successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such Successor Trustee all rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

                  (d) No Successor Trustee shall accept its appointment unless at the time of such acceptance such Successor Trustee shall be qualified and eligible under this Article. In the event that the Trust Indenture Act applies to this Indenture at the time that any Successor Trustee is appointed, such Successor Trustee shall qualify under such Act.

                  SECTION 6.12. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article (including qualification under the Trustee Indenture Act, if applicable), without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated, and in case any Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor Trustee or in the name of such Successor Trustee, and in all cases the certificate of authentication shall have the full force which it is provided anywhere in the Securities or in this Indenture that the certificate of the Trustee shall have.

                  SECTION 6.13. PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY. If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

                  SECTION 6.14.  APPOINTMENT OF AUTHENTICATING
AGENT. The Trustee may appoint an authenticating agent or agents (each, an "Authenticating Agent") with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer or partial redemption thereof, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Where reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, or of any state, Territory or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

                  Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of an Authenticating Agent shall be the successor Authenticating Agent hereunder, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

                  An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment in the manner provided in Section 1.06 to all Holders of Securities of the series with respect to which such Authenticating Agent will serve. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provision of this Section.

                  The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

                  If an appointment with respect to one or more series is made pursuant to this Section, the Securities of each series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alterative certificate of authentication in the following form:

                  This is one of the Securities referred to in the within mentioned Indenture.

Dated:
                                                     --------------------------
                                                     Agent Trustee

                                                     by
                                                       ------------------------
                                                        As Authenticating Agent

                                                     by
                                                       ------------------------
                                                        Authorized Signatory

                  SECTION 6.15. TRUSTEE'S RIGHTS AND OBLIGATIONS AFTER EXCHANGE AND REGISTRATION. If a registration is effected pursuant to Article XII, following the exchange of the Capital Securities for registered securities and the qualification of this Indenture under the Trust Indenture Act, the Trustee shall have and be subject to all the duties and responsibilities specified with respect to an indenture trustee under the Trust Indenture Act. Subject to such provisions, the Trustee is under no obligation to exercise any of the powers vested in it by this Indenture at the request of any holder of the Securities, unless offered indemnity to its satisfaction by such holder against the costs, expenses and liabilities which might be incurred thereby. The Trustee will not be required to expend or risk its own funds or otherwise incur personal financial liability in the performance of its duties if the Trustee reasonably believes that repayment or adequate indemnity is not reasonably assured to it. Notwithstanding the foregoing, nothing in this Section 6.15 shall be deemed to abrogate any of the rights, indemnities or protections otherwise provided to the Trustee under this Indenture.

                                   ARTICLE VII

                Holder's Lists and Reports by Trustee and Company
                -------------------------------------------------

                 SECTION 7.01. COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS. The Company will furnish or cause to be furnished to the Trustee:

                  (a) quarterly, not more than 15 days after each Regular Record Date in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date, and

                  (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, EXCLUDING from any such list names and addresses received by the Trustee in its capacity as Securities Registrar.

                  SECTION 7.02. PRESERVATION OF INFORMATION, COMMUNICATIONS TO HOLDERS. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.01 and the names and addresses of Holders received by the Trustee in its capacity as Securities Registrar. The Trustee may destroy any list furnished to it as provided in
Section 7.01 upon receipt of a new list so furnished.

                  (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided in the Trust Indenture Act.

                  (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of information as to the names and addresses of the Holders made pursuant to the Trust Indenture Act.

                  SECTION 7.03. REPORTS BY TRUSTEE. (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act, at the times and in the manner provided pursuant thereto.

                  (b) Reports so required to be transmitted at stated intervals of not more than 12 months shall be transmitted no later than the last calendar day in February of each calendar year, commencing with the last calendar day in February of the year following the Original Issue Date.

                  (c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each securities exchange upon which the Securities are listed and also with the Commission. The Company will notify the Trustee whenever the Securities are listed on any securities exchange.

                  SECTION 7.04. REPORTS BY COMPANY. The Company shall file with the Trustee (and also, if a registration has been effected pursuant to Article XII, with the Commission) and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided in the Trust Indenture Act; PROVIDED that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act, shall be filed with the Trustee within 15 days after the same is required to be filed with the Commission. Notwithstanding that the Company may not be required to remain subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, if a registration has been effected pursuant to
Article XII, the Company shall continue to file with the Commission and provide the Trustee with the annual reports and the information, documents and other reports which are specified in Sections 13 and 15(d) of the Exchange Act. The Company also shall comply with the other provisions of Trust Indenture Act
Section 314(a). Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).


                                  ARTICLE VIII

              Consolidation, Merger, Conveyance, Transfer or Lease
              ----------------------------------------------------

                  SECTION 8.01. COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS. The Company shall not consolidate with or merge with or into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person (except for assets conveyed or otherwise transferred in the ordinary course of business, including in connection with securitizations or other off-balance sheet transactions), and no Person shall consolidate with or merge with or into the Company, unless:

                  (1) in case the Company shall consolidate with or merge with or into another Person and is not the surviving entity or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation, partnership or trust organized and existing under the laws of the United States of America or any State or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest (including any Additional Interest) on all the Securities and the performance of every covenant and every obligation of this Indenture on the part of the Company to be performed or observed;

                  (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have occurred and be continuing (and which, other than a payment default, did not exist prior to such event); and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance, transfer or lease and any such supplemental indenture complies with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with; and the Trustee, subject to Section 6.01, may rely upon such Officers' Certificate and Opinion of Counsel as conclusive evidence that such transaction complies with this Section 8.01.

                  SECTION 8.02. SUCCESSOR COMPANY SUBSTITUTED. Upon any consolidation or merger by the Company with or into any other Person, or any conveyance, transfer or lease by the Company of its properties and assets substantially as an entirety to any Person in accordance with Section 8.01, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein; and in the event of any such conveyance, transfer or lease the Company shall be discharged from all obligations and covenants under the Indenture and the Securities and may be dissolved and liquidated.

                  Such successor Person may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor Person instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall make available for delivery any Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication pursuant to such provisions and any Securities which such successor Person thereafter shall cause to be signed and delivered to the Trustee on its behalf for the purpose pursuant to such provisions. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

                  In case of any such consolidation, merger, sale, conveyance or lease, such changes in phraseology and form may be made in the Securities thereafter to be issued as may be appropriate.

                                   ARTICLE IX

                             Supplemental Indentures
                             -----------------------

                  SECTION 9.01. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS. Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory, to the Trustee, for any of the following:

                  (1) to evidence the succession of another Person to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Securities contained;

                  (2) to convey, transfer, assign, mortgage or pledge any property to or with the Trustee or to surrender any right or power herein conferred upon the Company;

                  (3) to establish the form or terms of Securities of any series as permitted by Sections 2.01 or 3.01;

                  (4) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company;

                  (5) to add any additional Events of Default;

                  (6) to change or eliminate any of the provisions of this Indenture; PROVIDED that any such change or elimination (a) shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision or (b) shall not apply to any Outstanding Securities;

                  (7) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture; PROVIDED that such action pursuant to this clause (7) shall not materially adversely affect the interest of (a) the Holders of Securities of any series or, (b) in the case of the Securities of a series issued to a National City

         Capital Trust and for so long as any of the corresponding series of Capital Securities shall remain outstanding, the holders of such Capital Securities;

                  (8) to evidence and provide for the acceptance of appointment hereunder by a Successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11(b); or

                  (9) if a registration has been effected pursuant to Article XII, to comply with the requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act.

                  SECTION 9.02. SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS. With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; PROVIDED, HOWEVER, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

                  (1) except to the extent permitted by Section 3.13 or as otherwise specified as contemplated by Section 3.01 with respect to the extension of the interest payment period of the Securities of any series, change the Stated Maturity of the principal of, or any installment of interest (including any Additional Interest) on, any Security, or reduce the principal amount thereof or the rate of interest thereon or reduce any premium payable upon the redemption thereof, or reduce the amount of principal of a Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.02, or change the place of payment where, or the coin or currency in which, any Security or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the date fixed for redemption thereof);

                  (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture;

                  (3) modify any of the provisions of this Section, Section 5.13 or Section 10.05, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Security affected thereby; or

                  (4) modify the provisions in Article XIII of this Indenture with respect to the subordination of Outstanding Securities of any series in a manner adverse to the Holders thereof;

PROVIDED that, in the case of the Securities of a series issued to a National City Capital Trust, so long as any of the corresponding series of Capital Securities remain outstanding, no such amendment shall be made that adversely affects the holders of such Capital Securities, and no termination of this Indenture shall occur, and no waiver of any Event of Default or compliance with any covenant under this Indenture shall be effective, without the prior consent of the holders of at least a majority of the aggregate Liquidation Amount of such Capital Securities then outstanding unless and until the principal (and premium, if any) of the Securities of such series and all accrued and, subject to Section 3.08, unpaid interest (including any Additional Interest) thereon have been paid in full; and PROVIDED FURTHER, HOWEVER, that in the case of the Securities of a series issued to a National City Capital Trust, so long as any of the corresponding series of Capital Securities remain outstanding, no amendment shall be made to Section 5.08 of this Indenture that would impair the rights of the holders of such Capital Securities provided herein without the prior consent of the holders of each Capital Security then outstanding unless and until the principal (and premium, if any) of the Securities of such series and all accrued and (subject to Section 3.08) unpaid interest (including any Additional Interest) thereon have been paid in full.

                  The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to consent to any indenture supplemental hereto. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to consent to such supplemental indenture, whether or not such Holders remain Holders after such record date; provided, that unless such consent shall have become effective by virtue of the requisite percentage having been obtained prior to the date which is 90 days after such record date, any such consent previously given shall automatically and without further action by any Holder be canceled and of no further effect.

                  A supplemental indenture that changes or eliminates any covenant or other provision of this Indenture that has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

                  It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                  SECTION 9.03. EXECUTION OF SUPPLEMENTAL INDENTURES. In executing or accepting the additional trusts created by any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in conclusively relying upon, an Officer's Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture, and that all conditions precedent have been complied with. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, or which may subject it to liability or be contrary to applicable law.

                  SECTION 9.04. EFFECT OF SUPPLEMENTAL INDENTURES. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

                  SECTION 9.05. CONFORMITY WITH TRUST INDENTURE ACT. No supplemental indenture will be qualified or executed pursuant to the Trust Indenture Act unless this Indenture is so qualified, or in connection with Capital Securities which are registered, if any, under the Exchange Act, upon the effectiveness of a registration statement and the consummation of an exchange offer pursuant to a Registration Agreement as contemplated in Article XII hereof. Every supplemental indenture so qualified or executed shall conform to the requirements of the Trust Indenture Act as then in effect.

                  SECTION 9.06. REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Company, bear a notation in form approved by the Company as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such Series.


                                    ARTICLE X

                                    Covenants
                                    ---------

                  SECTION 10.01. PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST. The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of (and premium, if any) and interest on the Securities of that series in accordance with the terms of such Securities and this Indenture.

                  SECTION 10.02. MAINTENANCE OF OFFICE OR AGENCY. The Company will maintain in each Place of Payment for any series, an office or agency where Securities of that series may be presented or surrendered for payment and an office or agency where Securities may be surrendered for transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company initially appoints the Trustee, acting through its Corporate Trust Office, as its agent for said purposes. The Company will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to maintain such office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                  The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all of such purposes, and may from time to time rescind such designations; PROVIDED, HOWEVER, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation and any change in the location of any such office or agency.

                  SECTION 10.03. MONEY FOR SECURITY PAYMENTS TO BE HELD IN TRUST. If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities of such series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its failure so to act.

                  Whenever the Company shall have one or more Paying Agents, it will, prior to 10:00 a.m. New York City time on each due date of the principal of or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal (and premium, if any) or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its failure so to act.

                  The Company will cause each Paying Agent other than the Trustee to execute and make available for delivery to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (2) give the Trustee written notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal (and premium, if any) or interest;

                  (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent; and

                  (4) comply with the provisions of the Trust
         Indenture Act applicable to it as a Paying Agent.

                  The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by the Company or any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall (unless otherwise required by mandatory provision of applicable escheat or abandoned or unclaimed property law) be paid on Company Request to the Company, or (if then held by the Company) shall (unless otherwise required by mandatory provision of applicable escheat or abandoned or unclaimed property law) be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; PROVIDED, HOWEVER, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, the City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

                  SECTION 10.04. STATEMENT AS TO COMPLIANCE. The Company shall deliver to the Trustee, within 120 days after the end of such calendar year of the Company commencing after the date hereof, an Officers' Certificate executed by authorized officers at least one of whom shall be the principal executive, financial or accounting officer of the Company covering the preceding calendar year, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance, observance or fulfillment of or compliance with any of the terms, provisions, covenants and conditions of this Indenture, and if the Company shall be in such default, specifying all such defaults and the nature and status thereof of which they may have knowledge. For the purpose of this Section 10.04, compliance shall be determined without regard to any grace period (other than an Extension Period) or requirement of notice provided pursuant to the terms of this Indenture.

                  SECTION 10.05. WAIVER OF CERTAIN COVENANTS. The Company may omit in any particular instance to comply with any covenant or condition as specified as contemplated by Section 3.01 with respect to the Securities of any series, if before or after the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company in respect of any such covenant or condition shall remain in full force and effect.

                  SECTION 10.06. PAYMENT OF THE TRUST'S COSTS AND EXPENSES. Since the National City Capital Trusts are being formed solely to facilitate the investment in the Securities, the Company, as borrower on the Securities, hereby covenants to pay all debts and obligations (other than with respect to the payment of principal, interest and premium, if any, on the Trust Securities) and all costs and expenses of such Trusts (including, but not limited to, all costs and expenses relating to the organization of such Trusts, the fees and expenses of the Trustees and all costs and expenses relating to the operation of such Trusts) and to pay any and all taxes, duties, assessments or other governmental charges of whatever nature (other than United States withholding taxes) imposed on such Trusts by the United States, or any other taxing authority (such payments of amounts in connection with taxes being herein referred to as "Additional Sums"), so that the net amounts received and retained by such Trusts and their respective Property

Trustees after paying such expenses or Additional Sums will be equal to the amounts such Trusts and Property Trustees would have received had no such costs, expenses or taxes, duties, assessments or other governmental charges been incurred by or imposed on such Trusts. The foregoing obligations of the Company are for the benefit of, and shall be enforceable by, any person to whom such debts, obligations, costs, expenses and taxes are owed (a "Creditor") whether or not such Creditor has received notice thereof. Any such Creditor may enforce such obligations of the Company hereunder directly against the Company, and the Company hereby irrevocably waives any right or remedy to require that any such Creditor take any action against any Trust or any other person before proceeding against the Company. The Company also agrees hereby to execute such additional agreements as may be necessary or desirable to give full effect to the foregoing.

                  SECTION 10.07. ADDITIONAL COVENANTS. The Company covenants and agrees with each Holder of Securities of a series issued to a National City Capital Trust that it will not (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any shares of the Company's capital stock (which includes common and preferred stock), or (ii) make any payment of principal, interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Company (including Other Debentures) that rank PARI PASSU with or junior in interest to the Securities of such series or (iii) make any guarantee payments with respect to any guarantee by the Company of debt securities of any subsidiary of the Company (including Other Guarantees) if such guarantee ranks PARI PASSU with or junior in interest to the Securities of such series (other than (a) dividends or distributions in Common Stock of the Company, (b) any declaration of a dividend in connection with the implementation of a stockholders' rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto, (c) payments under the National City Guarantee, (d) purchases or acquisitions of shares of the Company's Common Stock in connection with the satisfaction by the Company of its obligations under any employee benefit plan or other contractual obligation of the Company (other than a contractual obligation ranking PARI PASSU with or junior in interest to these Securities), (e) as a result of a reclassification of the Company's capital stock or the exchange or conversion of one class or series of the Company's capital stock for another class or series of the Company's capital stock or (f) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged), if at such time (i) there shall have occurred an Event of Default, (ii) the Company shall be in default with respect to its payment of any obligations under the related National City Guarantee or (iii) the Company shall have given notice of its election to begin an Extension Period as provided herein and shall not have rescinded such notice, or such Extension Period, or any extension thereof, shall be continuing.

                  The Company also covenants with each Holder of Securities of a series issued to a National City Capital Trust (i) to maintain directly, or indirectly through a wholly owned Subsidiary, 100% ownership of the Common Securities of such National City Capital Trust; PROVIDED, HOWEVER, that any permitted successor of the Company hereunder may succeed to the Company's ownership of such Common Securities, (ii) not to voluntarily terminate, windup or liquidate such National City Capital Trust, except (a) in connection with a distribution of the Securities of such series to the holders of Capital Securities in liquidation of such National City Capital Trust or (b) in connection with certain mergers, consolidations or amalgamations permitted by the related Trust Agreement and (iii) to use its reasonable best efforts, consistent with the terms and provisions of such Trust Agreement, to cause such National City Capital Trust to remain classified as a grantor trustee and not as an association taxable as a corporation for United States Federal income tax purposes.

                  SECTION 10.08. INFORMATION RETURNS. On or before December 15 of each year during which any Securities are outstanding, the Company shall furnish to each Paying Agent such information as may be reasonably requested by each Paying Agent in order that such Paying Agent may prepare the information which it is required to report for such year on Internal Revenue Service Forms 1096 and 1099. Such information shall include the amount of original issue discount, if any, includible in income for each $1,000 of principal amount at Stated Maturity of outstanding Securities during such year.

                  SECTION 10.09. STATEMENT BY OFFICERS AS TO DEFAULT. The Company shall deliver to the Trustee, within five days after the Company becomes aware of the occurrence of any Event of Default, an Officers' Certificate setting forth the details of such Event of Default and the action which the Company proposes to take with respect thereto, if known at such time.

                  SECTION 10.10. DELIVERY OF CERTAIN INFORMATION. If specified as contemplated by Section 3.01 with respect to a series of Securities, at any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, upon the request of a Holder of a Security, the Company will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Holder, to a prospective purchaser who is a "qualified institutional buyer", within the meaning of Rule 144A under the Securities Act, of such Security designated by such Holder in order to permit compliance by such Holder with Rule 144A in connection with the resale of such Security by such Holder; PROVIDED, HOWEVER, that unless otherwise specified as contemplated by Section 3.01, the Company shall not be required to furnish such information in connection with any request made on or after the date which is two years from the later of (i) the date such Security (or any predecessor Security) was acquired from the Company or (ii) the date such Security (or any predecessor Security) was last acquired from an "affiliate" of the Company within the meaning of Rule 144 under the Securities Act. "Rule 144A Information" shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act as in effect on the date hereof.

                                   ARTICLE XI

                     Redemption or Prepayment of Securities
                     --------------------------------------

                  SECTION 11.01. APPLICABILITY OF THIS ARTICLE. Redemption of Securities (whether by operation of a sinking fund or otherwise) as permitted or required by any form of Security issued pursuant to this Indenture shall be made in accordance with such form of Security and this Article; PROVIDED, HOWEVER, that if any provision of any such form of Security shall conflict with any provision of this Article, the provision of such form of Security shall govern. Except as otherwise set forth in the form of Security for such series, each Security shall be subject to partial redemption only in an amount not less than $100,000 or, in the case of the Securities of a series issued to a National City Capital Trust, an amount of $100,000, or an integral multiple of $100,000 in excess thereof.

                  SECTION 11.02. ELECTION TO REDEEM; NOTICE TO TRUSTEE. The election of the Company to redeem any Securities shall be evidenced by or pursuant to a Board Resolution. In case of any Early Optional Redemption (except in the limited circumstances described in the following sentence), Optional Redemption or a Special Event Redemption, the Company shall, not less than 30 nor more than 60 days prior to the date fixed for redemption (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee and, in the case of Securities held by or on behalf of a National City Capital Trust, the Property Trustee of such date and of the principal amount of Securities of that series to be redeemed. In the event a Tax Event, '40 Act Event or Capital Treatment Event shall have occurred not more than 30 days prior to the Submission Deadline, the Company shall not less than five Business Days prior to the date fixed for redemption notify the Trustee and, in the case of Securities held by or on behalf of a National City Capital Trust, the Property Trustee of such date and of the principal amount of Securities of that series to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities, the Company shall furnish the Trustee with an Officers' Certificate and an Opinion of Counsel evidencing compliance with such restriction. Any such notice given to the Trustee hereunder shall include the information required by Section 11.04 hereof.

                  SECTION 11.03. SELECTION OF SECURITIES TO BE REDEEMED. If less than all the Securities of any series are to be redeemed (unless all the Securities of such series and of a specified tenor are to be redeemed or unless such redemption affects only a single Security all as designated to the Trustee by the Company), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the principal amount of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security. If less than all the Securities of such series and of a specified tenor are to be redeemed (unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

                  The Trustee shall promptly notify the Company in writing of the Securities selected for partial redemption and the principal amount thereof to be redeemed. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed. If the Company shall so direct, Securities registered in the name of the Company, any Affiliate or any Subsidiary thereof shall not be included in the Securities selected for redemption.

                  SECTION 11.04. NOTICE OF REDEMPTION. Notice of (i) any Early Optional Redemption (except in the limited circumstances described in the following sentence), Optional Redemption, Tax Event, '40 Act or Capital Treatment Redemption shall be given by first-class mail, postage prepaid, mailed not later than the thirtieth day, and not earlier than the sixtieth day, prior to the date fixed for redemption, and (ii) an Early Optional Redemption when a Tax Event, '40 Act Event or Capital Treatment shall have occurred not more than 30 days prior to the Submission Deadline, shall be given by first-class mail, postage prepaid, mailed not later than the fifth Business Day prior to the date fixed for redemption, to each Holder of Securities to be redeemed, at the address of such Holder as it appears in the Securities Register.

                  With respect to Securities of each series to be redeemed, each notice of redemption shall state:

                  (a) the Redemption Date for Securities of such series;

                  (b) the redemption price at which Securities of such series are to be redeemed;

                  (c) if less than all Outstanding Securities of such particular series and having the same terms are to be redeemed, the identification (and, in the case of partial redemption, the respective principal amounts) of the particular Securities to be redeemed;

                  (d) that on the date fixed for redemption, the redemption price at which such Securities are to be redeemed will become due and payable upon each such Security or portion thereof, and that interest thereon, if any, shall cease to accrue on and after said date;

                  (e) the place or places where such Securities are to be surrendered for payment of the redemption price at which such Securities are to be redeemed;

                  (f) that the redemption is for a sinking fund, if such is the case;

                  (g) such other provisions as may be required in respect of the terms of a particular series of Securities; and

                  (h) the CUSIP number if any.

                  Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company and shall not be irrevocable. The notice if mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, a failure to give such notice by mail or any defect in the notice to the Holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

                  SECTION 11.05. DEPOSIT OF REDEMPTION PRICE. Prior to 10:00 a.m. New York City time on the redemption date specified in the notice of redemption given as provided in Section 11.04, the Company will deposit with the Trustee or with one or more Paying Agents an amount of money sufficient to redeem on the redemption date all the Securities so called for redemption at the applicable redemption price.

                  SECTION 11.06. PAYMENT OF SECURITIES CALLED FOR REDEMPTION. If any notice of redemption has been given as provided in Section 11.04, the Securities or portion of Securities with respect to which such notice has been given shall become due and payable on the date and at the place or places stated in such notice at the applicable redemption price. On presentation and surrender of such Securities at a place of payment in said notice specified, the said Securities or the specified portions thereof shall be paid and redeemed by the Company at the applicable redemption price.

                  Upon presentation of any Security redeemed in part only, the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Security or Securities of that same series, of authorized denominations, in aggregate principal amount equal to the unredeemed portion of the Security so presented and having the same Original Issue Date, Stated Maturity and terms. If the Global Security is so surrendered, such new Security will (subject to Section 3.06) also be a new Global Security.

                                                                            103
                  If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal of and premium, if any, on such Security shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

                  SECTION 11.07. COMPANY'S RIGHT OF REDEMPTION. Unless otherwise specified as contemplated by Section 3.01 with respect to the Securities of a particular series and notwithstanding any additional redemption rights that may be so specified:

                  (a) the Company may on the Rate Reset Date, at its option, subject to the terms and conditions of this Article XI, redeem the Securities in whole but not in part prior to Maturity, at 100% of the aggregate principal amount of the Securities, plus accrued and unpaid interest to the Redemption Date; and

                  (b) the Company may on or after June 1, 2009 at any time or from time to time, at its option, subject to the terms and conditions of Article XI of the Indenture and and subject to the Company having received prior approval of the Federal Reserve if then required under applicable guidelines of the Federal Reserve to do so, redeem the Securities in whole or in part at the Optional Redemption Price; and

                  (c) if at any time after the Rate Reset Date a Tax Event, '40 Act Event or Capital Treatment Event shall occur and be continuing, the Company may, at its option and subject to the provisions of this Article XI and subject to the Company having received prior approval of the Federal Reserve if then required under applicable guidelines of the Federal Reserve to do so, redeem the Securities, in whole, but not in part, at any time within 90 days after the occurrence of such Tax Event, '40 Act Event or Capital Treatment Event, a a redemption price equal to (i) the MakeWhole Amount, in the case of a redemption after the Rate Reset Date and before June 1, 2009, or (ii) the Optional Redemption Price, on or after June 1, 2009.

                                   ARTICLE XII

                        Exchange and Registration Rights
                        --------------------------------

                  SECTION 12.01. EXCHANGE. (a) If specified as contemplated by
Section 3.01 for Securities for any series, the Company and a National City Capital Trust holding such Securities shall enter into a registration rights agreement (a "Registration Agreement") for the benefit of the holders of any Capital Securities of such National City Capital Trust which are not registered under the Securities Act providing that such National City Capital Trust may in its sole discretion, exchange such Capital Securities for registered securities, by means of an exchange offer registration statement (an "Exchange Offer Registration Statement"), issued by such National City Capital Trust with terms identical in all material respects to the terms of the Capital Securities (the "Exchange Capital Securities").

                  (b) In the event that National City Capital Trust is successful in providing Exchange Capital Securities to the holders of Capital Securities as described in clause (a) of this Section 12.01, the Company may as specified in the Registration Agreement, contemporaneously exchange the Securities held by or on behalf of such National City Capital Trust for new securities issued by the Company (the "Exchange Securities") with terms identical in all material respects to the terms of the Securities (except that the interest rate step-up provisions and the transfer restrictions will be eliminated), and shall further contemporaneously exchange the National City Guarantee then held by the Guarantee Trustee under the Guarantee Agreement for a new guarantee of the Company (the "Exchange Guarantee") with terms identical in all material respects to the terms of the National City Guarantee.

                  SECTION 12.02. REGISTRATION. If specified as contemplated by
Section 3.01 for Securities of any series, the Company and such National City Capital Trust shall (a) file a shelf registration statement under the Securities Act covering resales of the Capital Securities (the "Shelf Registration Statement"), (b) use their reasonable best efforts to cause such Shelf Registration Statement to be declared effective under the Securities Act, and
(c) use their reasonable best efforts to cause such Shelf Registration Statement to remain effective for as long as specified as contemplated by the Registration Agreement. The Administrative Trustees shall promptly cause to be delivered to the holders, the Delaware Trustee and the Property Trustee written notice of their intent to file such Registration Statement. All costs incurred in connection with the filing and maintenance of such Registration Statement shall be borne by the Company.

                  SECTION 12.03. SPECIAL INTEREST. If specified as contemplated by Section 3.01 for Securities of any series, the Company may enter into an agreement providing that, in the event that (i) an Exchange Offer Registration Statement is not filed, subject to certain exceptions described in the Registration Agreement (ii) such Exchange Offer Registration

Statement is not declared effective within the time period contemplated by the applicable registration rights agreement, unless such Exchange Offer Registration Statement is not required to be declared effective pursuant to the Registration Agreement, (iii) the exchange offer pursuant to the Exchange Offer Registration Statement is not consummated or the Shelf Registration Statement is not declared effective within the time period contemplated by the applicable registration rights agreement or (iv) such Exchange Offer Registration Statement or Registration Statement does not remain effective for as long as contemplated by the applicable registration rights agreement, the Company shall pay to the relevant National City Capital Trust, and such National City Capital Trust shall pay to the holders of the Capital Securities, an amount of additional interest on the Securities held by that Trust ("Special Interest"), which may be either fixed or based on the duration and/or principal amount of the Securities, all as set forth in the applicable registration rights agreement.

                  SECTION 12.04. COMPLIANCE WITH LAW. Any registration rights agreement entered into hereunder may provide that any holder of Capital Securities who is considered to be an Affiliate of the Company or the National

City Capital Trust or any underwriter in connection with the issuance and sale of Capital Securities be barred from participation in the Exchange Offer Registration Statement or other Shelf Registration Statement, in accordance with applicable law or regulation.

                                  ARTICLE XIII

                                  Sinking Funds
                                  -------------

                  SECTION 13.01. APPLICABILITY OF ARTICLE. The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of any series except as otherwise specified as contemplated by
Section 3.01 for such Securities.

                  The minimum amount of any sinking fund payment provided for by the terms of any Securities of any series is herein referred to as a "mandatory sinking fund payment", and any sinking fund payment in excess of such minimum amount which is permitted to be made by the terms of such Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of any Securities of any series, the case amount of any sinking fund payment may be subject to reduction as provided in Section 13.02. Each sinking fund payment shall be applied to the redemption (or purchase by tender or otherwise) of Securities of any series as provided for by the terms of such Securities.

                  SECTION 13.02. SATISFACTION OF SINKING FUND PAYMENTS WITH SECURITIES. In lieu of making all or any part of a mandatory sinking fund payment with respect to any Securities of a series in cash, the Company may at its option, at any time no more than 16 months and no less than 45 days prior to the date on which such sinking fund payment is due, deliver to the Trustee Securities of such series (together with the unmatured Coupons, if any, appertaining thereto) theretofore purchased or otherwise acquired by the Company, except Securities of such series that have been redeemed through the application of mandatory or optional sinking fund payments pursuant to the terms of the Securities of such series, accompanied by a Company Order instructing the Trustee to credit such obligations and stating that the Securities of such series were originally issued by the Company by way of bona fide sale or other negotiation for value; PROVIDED that the Securities to be so credited have not been previously so credited. The Securities to be so credited shall be received and credited for such purpose by the Trustee at the redemption price for such Securities, as specified in the Securities so to be redeemed, for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

                  SECTION 13.03. REDEMPTION OF SECURITIES FOR SINKING FUND. Not less than 45 days prior to each sinking fund payment date for any series of securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for such Securities pursuant to the terms of such Securities, the portion thereof, if any, which is to be satisfied by payment of cash in the currency in which the Securities of such series are payable (except as provided pursuant to Section 3.01) and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities pursuant to Section 13.02 and will also deliver to the Trustee any Securities to be so delivered. Such Certificate shall be irrevocable and upon its delivery the Company shall be obligated to make the cash payment or payments therein referred to, if any, on or before the succeeding sinking fund payment date. In the case of the failure of the Company to deliver such Certificate (or, as required by this Indenture, the Securities and coupons, if any, specified in such Certificate) by the due date therefor, the sinking fund payment due on the succeeding sinking fund payment date for such series shall be paid entirely in cash and shall be sufficient to redeem the principal amount of the Securities of such series subject to a mandatory sinking fund payment without the right to deliver or credit securities as provided in Section 13.02 and without the right to make the optional sinking fund payment with respect to such series at such time.

                  Any sinking fund payment or payments (mandatory or optional) made in cash plus any unused balance of any preceding sinking fund payments made with respect to the Securities of any particular series shall be applied by the Trustee (or by the Company if the Company is acting as its own Paying Agent) on the sinking fund payment date on which such payment is made (or, if such payment is made before a sinking fund payment date, on the sinking fund payment date immediately following the date of such payment) to the redemption of Securities of such series at the redemption price specified in such Securities with respect to the sinking fund. Any sinking fund moneys not so applied or allocated by the Trustee (or by the Company if the Company is acting as its own Paying Agent, segregated and held in trust as provided in Section 10.03) for such series and together with such payment (or such amount so segregated) shall be applied in accordance with the provisions of this Section 13.03. Any and all sinking fund moneys with respect to the Securities of any particular series held by the Trustee (or if the Company is acting as its own Paying Agent, segregated and held in trust as provided in Section 10.03) on the last sinking fund payment date with respect to Securities of such series and not held for the payment or redemption of particular Securities of such series shall be applied by the Trustee (or by the Company if the Company is acting as its own Paying Agent), together with other moneys, if necessary, to be deposited (or segregated) sufficient for the purpose, to the payment of the principal of the Securities of such series at Maturity. The Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 11.03 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 11.04. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Section 11.06. On or before each sinking fund payment date, the Company shall pay to the Trustee (or, if the Company is acting as its own Paying Agent, the Company shall segregate and hold in trust as provided in Section 10.03) in cash a sum in the currency in which Securities of such series are payable (except as provided pursuant to Section 3.01) equal to the principal, premium, if any, and any interest accrued to the redemption date for Securities or portions thereof to be redeemed on such sinking fund payment date pursuant to this Section 13.03.

                  Neither the Trustee nor the Company shall redeem any Securities of a series with sinking fund moneys or mail any notice of redemption of Securities of such series by operation of the sinking fund for such series during the continuance of a default in payment of interest, if any, on any Securities of such series or of any Event of Default (other than an Event of Default occurring as a consequence of this paragraph) with respect to the Securities of such series, except that if the notice of redemption shall have been provided in accordance with the provisions hereof, the Trustee (or the Company if the Company is then acting as its own Paying Agent) shall redeem such Securities if cash sufficient for that purpose shall be deposited with the Trustee (or segregated by the Company) for that purpose in accordance with the terms of this Article XIII. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such default or Event of Default shall occur and any moneys thereafter paid into such sinking fund shall, during the continuance of such default or Event of Default, be held as security for the payment of the Securities and coupons, if any, of such series; PROVIDED, HOWEVER, that in case such default or Event of Default shall have been cured or waived herein, such moneys shall thereafter be applied on the next sinking fund payment date for the Securities of such series on which such moneys may be applied pursuant to the provisions of this Section 13.03.

                                   ARTICLE XIV

                           Subordination of Securities
                           ---------------------------

                  SECTION 14.01. SECURITIES SUBORDINATE TO SENIOR DEBT. The Company covenants and agrees, and each Holder of a Security, by its acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article, the payment of the principal of (and premium, if any) and interest (including any Additional Interest) on each and all of the Securities are hereby expressly made subordinate and junior in right of payment to the prior payment in full of all amounts then due and payable in respect of all Senior Debt.

                  SECTION 14.02. PAYMENT OVER OF PROCEEDS UPON DISSOLUTION, ETC. In the event of (a) any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company, its creditors or its property, (b) any proceeding for the liquidation, dissolution, or other winding up of the Company, voluntary or involuntary, whether or not involving insolvency or bankruptcy proceedings, (c) any assignment by the Company for the benefit of creditors or
(d) any other marshaling of the assets of the Company (each such event, if any, herein sometimes referred to as a "Proceeding"), then the holders of Senior Debt on and after the Rate Reset Date shall be entitled to receive payment in full of principal of (and premium, if any) and interest, if any, and all other amounts owing on such Senior Debt, or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Debt, before the Holders of the Securities are entitled to receive or retain any payment or distribution of any kind or character, whether in cash, property or securities (including any payment or distribution which may be payable or deliverable by reason of the payment of any other debt of the Company (including any series of the Securities) subordinated to the payment of the Securities, such payment or distribution being hereinafter referred to as a "Junior Subordinated Payment"), on account of principal of (or premium, if any) or interest (including any Additional Interest) on the Securities or on account of the purchase or other acquisition of Securities by the Company or any Subsidiary and to that end the holders of Senior Debt shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any Junior Subordinated Payment, which may be payable or deliverable in respect of the Securities in any such Proceeding.

                  In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, including any Junior Subordinated Payment, before all Senior Debt is paid in full or payment thereof is provided for in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Debt, and if such fact shall, at or prior to the time of such payment or distribution, have been made known to a Responsible Officer of the Trustee or, as the case may be, such Holder, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application to the payment of all Senior Debt remaining unpaid, to the extent necessary to pay all Senior

Debt in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt.

                  For purposes of this Article only, the words "any payment or distribution of any kind or character, whether in cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan or reorganization or readjustment, in each case, which securities are subordinated in right of payment to all then outstanding Senior Debt to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the sale of all or substantially all of its properties and assets as an entirety to another Person or the liquidation or dissolution of the Company following the sale of all or substantially all of its properties and assets as an entirety to another Person upon the terms and conditions set forth in Article VIII shall not be deemed a Proceeding for the purposes of this Section if the Person formed by such consolidation or into which the Company is merged or the Person which acquires by sale such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, or sale comply with the conditions set forth in Article VIII.

                  SECTION 14.03. PRIOR PAYMENT TO SENIOR DEBT UPON ACCELERATION OF SECURITIES. In the event that any Securities are declared due and payable before their Stated Maturity, then and in such event the holders of the Senior Debt outstanding at the time such Securities so become due and payable shall first be entitled to receive payment in full of all amounts due on or in respect of such Senior Debt (including any amounts due upon acceleration), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Debt, before the Holders of the Securities will be entitled to receive or retain any payment or distribution of any kind or character, whether in cash, property or securities (including any Junior Subordinated Payment) by the Company on account of the principal of (or premium, if any) or interest (including any Additional Interest) on the Securities or on account of the purchase or other acquisition of Securities by the Company or any Subsidiary; PROVIDED, HOWEVER, that nothing in this Section shall prevent the satisfaction of any sinking fund payment in accordance with this Indenture or as otherwise specified as contemplated by Section 3.01 for the Securities of any series by delivering and crediting pursuant to Section 13.02 or as otherwise specified as contemplated by Section 3.01 for the Securities of any series Securities which have been acquired (upon redemption or otherwise) prior to such declaration of acceleration.

                  In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to a Responsible Officer of the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Company.

                  The provisions of this Section shall not apply to any payment with respect to which Section 14.02 would be applicable.

                  SECTION 14.04. NO PAYMENT WHEN SENIOR DEBT IN DEFAULT. (a) In the event and during the continuation of any default by the Company in the payment of principal of (or premium, if any) or interest, if any, on any Senior Debt, or in the event that any event of default with respect to any Senior Debt shall have occurred and be continuing and shall have resulted in such Senior Debt becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, unless and until such event of default shall have been cured or waived or shall have ceased to exist and such acceleration shall have been rescinded or annulled, or (b) in the event any judicial proceeding shall be pending with respect to any such default in payment or event of default, then on and after the Rate Reset Date no direct or indirect payment or distribution of any kind or character, whether in cash, property or securities (including any Junior Subordinated Payment), by set-off or otherwise, shall be made or agreed to be made by the Company on account of principal of (or premium, if any) or interest (including any Additional Interest) on the Securities or on account of any redemption, repayment, retirement, purchase or other acquisition of any Securities by the Company or any Subsidiary; PROVIDED, HOWEVER, that (i) nothing in this Section shall prevent the satisfaction of any sinking fund payment in accordance with this Indenture or as otherwise specified as contemplated by Section 3.01 for the Securities of any series by delivering and crediting pursuant to Section 13.02 or as otherwise specified as contemplated by Section 3.01 for the Securities of any series Securities which have been acquired (upon redemption or otherwise) prior to such default in payment or event of default and (ii) sums deposited in trust shall not be paid to Senior Debt, but shall instead be paid to the Persons for whom such sums are held in trust.

                  In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to a Responsible Officer of the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Company.

                  The provisions of this Section shall not apply to any payment with respect to which Section 14.02 would be applicable.

                  SECTION 14.05. PAYMENT PERMITTED IF NO DEFAULT. Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent (a) the Company, at any time except during the pendency of any Proceeding referred to in Section 14.02 or under the conditions described in Sections 14.03 and 14.04, from making payments at any time of principal of (and premium, if any) or interest (including any Additional Interest) on the Securities, or (b) the application by the Trustee of any money deposited with it hereunder to the payment of or on account of the principal of (and premium, if any) or interest (including any Additional Interest) on the Securities or the retention of such payment by the Holders, if, at the time of such payment by the Company or application by the Trustee, as the case may be, it did not have knowledge that such payment or application, as the case may be, would have been prohibited by the provisions of this Article.

                  SECTION 14.06. SUBROGATION TO RIGHTS OF HOLDERS OF SENIOR DEBT. Subject to the payment in full of all amounts due on all Senior Debt to the extent required under Sections 14.02 and 14.03 of this Indenture, or the provision for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Debt, the Holders of the Securities shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Debt pursuant to the provisions of this Article (equally and ratably with the holders of all indebtedness of the Company which by its express terms is subordinated to Senior Debt of the Company to substantially the same extent as the Securities are subordinated to the Senior Debt and is entitled to like rights of subrogation by reason of any payments or distributions made to holders of such Senior Debt) to the rights of the holders of such Senior Debt to receive payments and distributions of cash, property and securities applicable to the Senior Debt until the principal of (and premium, if any) and interest on the Securities shall be paid in full. For purposes of such subrogation or assignment, no payments or distributions to the holders of the Senior Debt of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Debt by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Debt, and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Debt.

                  SECTION 14.07. PROVISIONS SOLELY TO DEFINE RELATIVE RIGHTS. The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Debt on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as between the Company and the Holders of the Securities, the obligations of the Company, which are absolute and unconditional, to pay to the Holders of the Securities the principal of (and premium, if any) and interest (including any Additional Interest) on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than their rights in relation to the holders of Senior Debt; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture including, without limitation, filing and voting claims in any Proceeding, subject to the rights, if any, under this Article of the holders of Senior Debt to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

                  SECTION 14.08. TRUSTEE TO EFFECTUATE SUBORDINATION. Each Holder of a Security by his or her acceptance thereof authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination provided in this Article and appoints the Trustee his or her attorney-in-fact for any and all such purposes.

                  SECTION 14.09. NO WAIVER OF SUBORDINATION PROVISIONS. No right of any present or future holder of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof that any such holder may have or be otherwise charged with.

                  SECTION 14.10. NOTICE TO TRUSTEE. The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior Debt or from any trustee, agent or representative therefor (whether or not the facts contained in such notice are true); PROVIDED, HOWEVER, that if the Trustee shall not have received the notice provided for in this Section at least two Business Days prior to the date upon which by the terms hereof any monies may become payable for any purpose (including the payment of the principal of (and premium, if any) or interest (including any Additional Interest) on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received and shall not be affected by any notice to the contrary which may be received by it within two Business Days prior to such date.

                  SECTION 14.11. RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF LIQUIDATING AGENT. Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Article VI, and the Holders of the Securities shall be entitled to conclusively rely upon any order or decree entered by any court of competent jurisdiction in which such Proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Debt and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

                  SECTION 14.12. TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SENIOR DEBT. The Trustee, in its capacity as trustee under this Indenture, shall not be deemed to owe any fiduciary duty to the holders of Senior Debt and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other Person cash, property or securities to which any holders of Senior Debt shall be entitled by virtue of this Article or otherwise.

                  SECTION 14.13. RIGHTS OF TRUSTEE AS HOLDER OF SENIOR DEBT; PRESERVATION OF TRUSTEE'S RIGHTS. The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Debt which may at any time be held by it, to the same extent as any other holder of Senior Debt, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

                  SECTION 14.14. ARTICLE APPLICABLE TO PAYING AGENTS. In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee.

                  SECTION 14.15. Certain Conversions or Exchanges Deemed Payment. For purposes of this Article XIV only, (a) the issuance and delivery of junior securities (as defined below) upon conversion or exchange of Securities shall not be deemed to constitute a payment or distribution on account of the principal of (and premium, if any) or interest (including any Additional Interest) on the Securities or on account of the purchase or other acquisition of Securities, and (b) the payment, issuance or delivery of cash, property or securities (other than junior securities) upon conversion or exchange of a Security shall be deemed to constitute payment on account of the principal of such Security. For the purposes of this Section, the term "junior securities" means (i) shares of any stock of any class of the Company and (ii) securities of the Company which are subordinated in right of payment to all Senior Debt which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article.

                  This instrument may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first written above.

                                              NATIONAL CITY CORPORATION,

                                              by /s/ Jeffery D. Kelly
                                                ------------------------
                                                Name:  Jeffery D. Kelly
                                                Title: Executive Vice President
                                                       and Senior Investment
                                                       Officer
[Seal]


                                              THE BANK OF NEW YORK, as
                                              Trustee

                                                by /s/ Lucille Firrincieli
                                                  -------------------------
                                                  Name:  Lucille Firrincieli
                                                  Title: Assistant Vice
                                                         President

[Seal]

                                                                       EXHIBIT A

                   [Form of Restricted Securities Certificate]

                        RESTRICTED SECURITIES CERTIFICATE

            (For transfers pursuant to Section 3.05 and Section 3.06
                        of the Debt Securities Indenture)

[                            ],
 ----------------------------
 as Security Registrar
[address]

Re:                        Securities
         of National City Capital, Inc. (the "Company")
                     (the "Securities")
         ----------------------------------------------
                  Reference is made to the Debt Securities Indenture, dated as of June 9, 1997 (the "Indenture"), between National City Capital Inc. and The Bank of New York, as trustee (the "Trustee"). Terms used herein and defined in the Indenture or in Regulation D, Rule 144A or Rule 144 under the U.S. Securities Act of 1933, as amended (the "Securities Act") are used herein as so defined.

                  This certificate relates to $__________ aggregate principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

       CUSIP No(s).
                   -----------------------------------------------------------
       CERTIFICATE No(s).
                         -----------------------------------------------------
       CURRENTLY IN BOOK-ENTRY FORM:   Yes    No (check one)
                                    ---    ---
The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through the Depositary in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

                  The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Restricted Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with one of the following as indicated (check one):

         (1)      transferred to the Company; or
----
         (2)      exchanged for the undersigned's own account
----              without transfer; or

         (3)      transferred pursuant to and in compliance with
----              Rule 144A under the Securities Act; or

         (4)      to an institutional "accredited investor" within
----              the meaning of subparagraph (a)(1), (2), (3) or
                  (7) of Rule 501 under the Securities Act that is acquiring the Securities for its own account, or for the account of such an institutional "accredited investor," for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act; or

         (5)      transferred pursuant to another available
---- exemption from the registration requirements of the Securities Act.

Unless such transfer is being effected in accordance with one of the above, the Securities Registrar will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the Holder thereof; PROVIDED, HOWEVER, that if (4) or (5) is applicable, the Securities Registrar may require, prior to registering any such transfer of the Securities such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, such as the exemption provided by Rule 144 under such Act; PROVIDED, FURTHER, that if box (3) is checked, the transferee must also certify that it is a qualified institutional buyer as defined in Rule 144A.

                  This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers.

Dated:
                                            -----------------------------------
                                            (Print the name of the Undersigned,
                                            as such term is defined in the
                                            second paragraph of this
                                            certificate.)

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            (If the Undersigned is a
                                            corporation, partnership or
                                            fiduciary, the title of the person
                                            signing on behalf of the Undersigned
                                            must be stated.)